OPTION AGREEMENT



                                 by and between



                             Village Builders, L.P.,

                        a California limited partnership


                                  ("Optionor")


                                       and



                         Fair, Isaac and Company, Inc.,
                             a Delaware corporation


                                  ("Optionee")


                          Dated as of November 26, 1997

                                                                  EXHIBIT 10.33

                                OPTION AGREEMENT


         This Option Agreement (this "Option Agreement") is made as of the 26th day of November, 1997, by and between Village Builders, L.P., a California limited partnership ("Optionor"), and Fair, Isaac and Company, Inc., a Delaware corporation ("Optionee").


                                    RECITALS

         A. Optionor as buyer, and Pacific Gas & Electric Company ("PG&E") as seller, have entered into an Asset Sale Agreement, dated as of June 25, 1996, as amended (collectively, the "Asset Sale Agreement") regarding the purchase of those certain parcels of real property commonly known as 750 and 751 Lindaro Street, San Rafael, California, more particularly described on Exhibit D hereto and depicted on the Site Plan (as defined below) (the "PG&E Property").

         B. The City of San Rafael or its Redevelopment Agency (the "Agency") is the owner of those certain parcels of real property described on Exhibit C hereto (the "City Property"). The Agency has begun the process necessary to dispose of the City Property, and it is Optionor's intention to obtain an option to purchase the City Property from the Agency, if possible.

         C. Optionor and Optionee are entering into the Lease (as defined below), whereby Optionor will lease to Optionee, and Optionee will lease from Optionor, upon and subject to the terms, covenants, provisions and conditions of such Lease, office buildings to be constructed on the Phase I Land (as defined below).

         D.   Optionor  and  Optionee  are  also  entering  into  the  Leasehold
Improvements Agreement (as defined below), whereby Optionor will construct certain Site and Shell Improvements and Tenant Improvements (as those terms are defined below) on the PG&E Property for the use of Optionee.

         E. Optionee desires to obtain from Optionor certain options, one of which is to purchase all of the PG&E Property, and the others of which are to purchase only the Phase I Land (and with respect to each option, Optionee also shall purchase all improvements located on the PG&E Property or the Phase I Land, as applicable, as of the date of Optionee's purchase), and Optionor desires to grant such options to Optionee, all on the terms and subject to the conditions set forth herein.

         F. In consideration whereof, Optionor and Optionee have reached an understanding regarding the granting of such options and other rights and concerning other matters relating thereto.

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Optionor and Optionee mutually agree as follows:

         1.       DEFINITIONS.

                  Certain terms used in this Option Agreement and the Exhibits hereto shall have the meaning set forth below for each such term. Certain other terms shall have the meaning set forth elsewhere in this Option Agreement and the Exhibits hereto. Unless otherwise defined in this Option Agreement or in the Exhibits hereto, defined terms shall have the meaning ascribed to them in the Lease or the Leasehold Improvements Agreement.

                  1.1. "Access Agreement" shall mean an agreement between Optionor and PG&E permitting PG&E to have access to the Project in connection with the operation, maintenance, repair, replacement and relocation of the Containment Facilities.

                  1.2. "Base Building Improvements" shall have the meaning ascribed to that term in the Leasehold Improvements Agreement.

                  1.3. "Break-Up Fee Maximum Amount" shall mean an amount equal to the aggregate amount of all application fees, commitment fees, appraisal or property or plan review fees, financing-related legal fees of lender, reasonable fees and expense reimbursements paid to a mortgage broker, prepayment fees or penalties, yield maintenance fees, hedge fees and costs, break-up fees, deposits, closing costs and loan fees and other costs and charges which either
(i) were incurred by Optionor in connection with the Take-Out Financing on or before the Closing Date (whether or not then paid), but which are ultimately to be paid by Optionor, or (ii) in the event that Take-Out Financing has not been obtained by Optionor at or before the Closing Date, the actual amount thereof incurred and ultimately paid or to be paid by Optionor in connection with the termination of any agreements for the provision of funds for equity capital and Take-Out Financing for the Project. Notwithstanding the foregoing, in no event shall Optionee be responsible for any such amount described in this Section 1.3 which, in the aggregate, exceed Thirty Thousand Dollars ($30,000), and which are paid or incurred before December 1, 1997.

                  1.4. "Buildings" shall mean the buildings to be constructed by Optionor on the Phase I Land pursuant to the Leasehold Improvements Agreement; "Building" shall mean one such building, without inherent specificity as to which of them.

                  1.5. "City" shall mean the City of San Rafael or the San Rafael Redevelopment Agency, without inherent specificity as to which of them.

                  1.6. "Closing Date" shall mean and refer to the date specified in Section 9.2 below, unless such date is changed in accordance with the other provisions of this Option Agreement.

                  1.7. "Construction Financing" shall have the meaning ascribed to that term in the Leasehold Improvements Agreement.

                  1.8. "Contingent Purchase Price" shall mean the amount of One Million Dollars ($1,000,000.00).

                  1.9. "Declaration" shall have the meaning ascribed to that term in the Lease.

                  1.10. "Development Agreement" shall mean and refer to a development agreement between Optionor and the City, which provides vested rights for the development of the Project and Phase II with not less than three hundred fifty thousand (350,000) square feet of gross building area and parking facilities at a rate of not less than three (3) spaces per one thousand (1,000) square feet of such gross building area.

                  1.11. "Development Management Fee" shall mean and refer to the development management fee which is included within Phase I Project Cost in accordance with the provisions of the Leasehold Improvements Agreement.

                  1.12. "Escrow" shall mean and refer to the escrow depository and disbursement services to be provided by the Title Company in closing the purchase and sale transaction described in this Option Agreement.

                  1.13. "First Option" shall mean and refer to the option to purchase the PG&E Option Property granted by Optionor to Optionee pursuant to
Section 0.

                  1.14. "First Option Permitted Exceptions" shall mean and refer to those liens, encumbrances, defects or other matters pertaining to title which are referred to in Section 2.10.

                  1.15. "First Option Purchase Price" shall mean the purchase price for the PG&E Option Property if the First Option is duly exercised by Optionor, as such purchase price is determined in accordance with the provisions of Section 2.5, but excluding therefrom the Contingent Purchase Price.

                  1.16. "First Option Term Expiration Date" shall mean and refer to the date so described in Section 2.2 below.

                  1.17. "Hazardous Materials" shall mean and refer to any substance or material now or hereafter defined or regulated by any Environmental Law as "hazardous substance," "hazardous waste," hazardous material," "extremely hazardous waste," "designated waste," "restricted hazardous waste," "toxic substance," or similar term. As used herein, the term "Hazardous Materials" also means and includes any substance or material: (1) which is explosive, corrosive, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is regulated by any appropriate governmental authority as a hazardous material; or
(2) which is or contains oil, gasoline, diesel fuel or other petroleum hydrocarbons; or (3) which is or contains polychlorinated biphenyls, asbestos, urea formaldehyde foam insulation, radioactive materials; or (4) which is radon gas. The term "Hazardous Substances" may include without limitation raw materials, building components, wastes, and the products of any manufacturing or other activities on the Project.

                  1.18. "Laws" shall mean all present and future Laws, statutes, ordinances, resolutions, regulations, codes, proclamations, orders or decrees of any municipal, county, state or federal government or other governmental or regulatory authority or special district with jurisdiction over the Project, or any portion thereof, whether currently in effect or adopted in the future and whether or not in the contemplation of the parties hereto.

                  1.19.  "Lease" shall mean that certain "Lease Agreement (Phase
I)" by and between Optionor, as landlord, Optionee, as tenant, of even date herewith, which lease pertains to the Buildings to be constructed on the Phase I Land.

                  1.20. "Leasehold Improvements Agreement" shall mean that certain "Leasehold Improvements Agreement" between Optionor and Optionee of even date herewith.

                  1.21. "Option" shall mean and refer to the First Option, the Second Option and the Third Option, without inherent specificity as to which of them. "Options" shall collectively mean and refer to the First Option, the Second Option and the Third Option.

                  1.22. "Optionee" shall mean and refer to Fair, Isaac and Company, Inc., a Delaware corporation, and its successors and assigns.

                  1.23. "Optionor" shall mean and refer to Village Builders, L.P., a California limited partnership, and its successors and assigns.

                  1.24. "Parking Easement Agreement" shall have the meaning ascribed to that term in the Leasehold Improvements Agreement.

                  1.25. "Permitted Exceptions" shall mean and refer: (i) if Optionee is purchasing the PG&E Property pursuant to a valid exercise of the First Option, to the First Option Permitted Exceptions; (ii) if Optionee is purchasing the Phase I Land pursuant to a valid exercise of the Second Option, to the Second Option Permitted Exceptions; or, (iii) if Optionee is purchasing the Phase I Land pursuant to a valid exercise of the Third Option, to the Third Option Permitted Exceptions.

                  1.26. "PG&E Option Property" shall mean and refer to all of the following: (i) the PG&E Property; and (ii) the rights, if any, of Optionor in all plans, drawings, maps, reports, studies, designs, computer data and similar documents for the development of the PG&E Property. All rights of Optionor in all such materials for the development of the PG&E Property are subject to any rights and interests in such materials held by the persons or firms which produced them; provided, however, Optionor shall use commercially reasonable efforts to obtain from all such persons and firms their agreement that the rights of Optionor; if any, may be assigned to Optionee as part of Optionee's purchase of the PG&E Option Property.

                  1.27. "PG&E Property" shall mean that certain real property owned by PG&E as of the date of this Option Agreement and more particularly described in Exhibit D. The parties acknowledge and agree that the legal description of the PG&E Property attached hereto as Exhibit D is intended to describe the real property depicted as the "West Parcel" and "Central Parcel" on that certain Site Plan of the Fair Isaac Office Park, prepared by Backen, Arrigoni & Ross, Inc., last revised on November 10, 1997 (sheet no. A1.01) (the "Site Plan"). The parties further acknowledge and agree that the legal description of the PG&E Property may need to be revised on or before the Closing Date in order to consummate the transactions contemplated herein and cause the Title Company to insure the same, and neither party shall unreasonably withhold or delay its consent thereto. Furthermore, neither party shall withhold such consent if it obtains a title policy endorsement or other reasonably satisfactory evidence that the revised legal description describes the land which is depicted on the Site Plan described above.

                  1.28. "Phase I Land" shall mean that portion of the PG&E Property described in Exhibit A. The parties acknowledge and agree that the legal description of the Phase I Land attached hereto as Exhibit A is intended to describe the real property depicted as the "Phase I Land" on the Site Plan. The parties further acknowledge and agree that the legal description of the Phase I Land may need to be revised on or before the Closing Date in order to consummate the transactions contemplated herein and cause the Title Company to insure the same, and neither party shall unreasonably withhold or delay its consent thereto. Furthermore, neither party shall withhold such consent if it obtains a title policy endorsement or other reasonably satisfactory evidence that the revised legal description describes the land which is depicted on the Site Plan described above.

                  1.29. "Phase I Option Property" shall mean and refer to all of the following: (i) the Phase I Land; and (ii) the rights, if any, of Optionor in all plans, drawings, maps, reports, studies, designs, computer data and similar documents for the development of the Phase I Land. All rights of Optionor in all such materials for the development of the Phase I Land are subject to any rights and interests in such materials held by the persons or firms which produced them; provided, however, Optionor shall use commercially reasonable efforts to obtain from all such persons and firms their agreement that the rights of Optionor, if any, may be assigned to Optionee as part of Optionee's purchase of the Phase I Option Property.

                  1.30. "Phase I Project Cost" shall have the meaning ascribed to that term in the Leasehold Improvements Agreement.

                  1.31. "Phase II" shall mean the Phase II Land and the improvements which may hereafter be constructed on the Phase II Land.

                  1.32. "Phase II Current Costs" shall have the meaning ascribed to that term in the Leasehold Improvements Agreement.

                  1.33. "Phase II Land" shall mean those certain parcels of real property described in Exhibit B. The parties acknowledge and agree that the legal description of the Phase II Land attached hereto as Exhibit B is intended to describe the real property depicted as the "Phase II Land" on the Site Plan. The parties further acknowledge and agree that the legal description of the Phase II Land may need to be revised on or before the Closing Date in order to consummate the transactions contemplated herein and cause the Title Company to insure the same, and neither party shall unreasonably withhold or delay its consent thereto. Furthermore, neither party shall withhold such consent if it obtains a title policy endorsement or other reasonably satisfactory evidence that the revised legal description describes the land which is depicted on the Site Plan described above.

                  1.34. "Phase II Purchase Agreement" shall mean that certain "Purchase Agreement" between Village Builders, L.P., and Fair Isaac and Company, Inc. of even date herewith by which Optionor agrees to sell, and Optionee agrees to purchase, Phase II (unless Optionee acquires the PG&E Option Property pursuant to the First Option).

                  1.35. "Project" shall mean the Phase I Land and the Buildings and all other improvements to be constructed thereon pursuant to the Leasehold Improvements Agreement or which are hereafter constructed thereon by Optionor or Optionee in accordance with the provisions of this Option Agreement or the Leasehold Improvements Agreement.

                  1.36. "Purchase Price" shall mean and refer: (i) if Optionee is purchasing the PG&E Property pursuant to a valid exercise of the First Option, the First Option Purchase Price; (ii) if Optionee is purchasing the Phase I Land pursuant to a valid exercise of the Second Option, the Second Option Purchase Price; or, (iii) if Optionee is purchasing the Phase I Land pursuant to a valid exercise of the Third Option, the Third Option Purchase Price.

                  1.37. "Second Option" shall mean and refer to the option to purchase the Phase I Option Property granted by Optionor to Optionee pursuant to
Section 3.

                  1.38. "Second Option Permitted Exceptions" shall mean and refer to those liens, encumbrances, defects or other matters pertaining to title which are referred to in Section 3.11.

                  1.39. "Second Option Purchase Price" shall mean the purchase price for the Phase I Option Property if the Second Option is duly exercised by Optionor, as such purchase price is determined in accordance with the provisions of Section 3.5.

                  1.40. "Second Option Term Expiration Date" shall mean and refer to the date so described in Section 3.2 below.

                  1.41. "Site and Shell Improvements" shall have the meaning ascribed to that term in the Leasehold Improvements Agreement.

                  1.42. "Substantial Completion", as it pertains to any Building on the Phase I Land, shall be as defined in the Leasehold Improvements Agreement.

                  1.43. "Synthetic Lease Lessor" shall mean (i) those entities identified by Optionee in its October 23, 1997 letter to Optionor, and (ii) any other entity to which Optionee conveys the PG&E Option Property (or any portion thereof, with the obligation to lease the PG&E Option Property (or such portion thereof) back in a Synthetic Lease Transaction, so long as such other entity (and any entity which directly or indirectly controls such other entity) does not conduct as its primary business the acquisition, development or ownership of real property assets.

                  1.44. "Synthetic Lease Transaction" shall mean a transaction whereby Optionee conveys or causes the conveyance of the PG&E Option Property (or any portion thereof) to a Synthetic Lease Lessor from which Optionee (or its affiliate) leases back the PG&E Option Property (or such portion thereof) from such Synthetic Lease Lessor pursuant to a lease which would be categorized under Generally Accepted Accounting Principles as an operating lease and which has the following characteristics: (i) the initial term of such lease is less than ten
(10) years; and, (ii) at the expiration of the term of such lease, subject to any rights of the tenant to extend the term of the lease, the tenant would be required, at its sole election made not more than two (2) years prior to the expiration of the term of the lease, either to repurchase the property so leased and the improvements thereon for the Synthetic Lease Lessor's then outstanding loan balance or, acting as the Synthetic Lease Lessor's agent, to sell the property which is the subject of the lease to a third party and to guarantee to the Synthetic Lease Lessor any deficiency between the proceeds of such sale and the Synthetic Lease Lessor's then outstanding loan balance, up to a stipulated amount of deficiency.

                  1.45. "Take-Out Financing" shall have the meaning ascribed to that term in the Leasehold Improvements Agreement.


                  1.46. "Taking" shall mean the exercise by a governmental authority of the power of eminent domain or the conveyance of the Project or Phase II or any portion thereof to, or at the direction of, a governmental authority which has the power of eminent domain and which has threatened to exercise such power if such a conveyance were not made.

                  1.47. "Tenant Improvements" shall have the meaning ascribed to that term in the Leasehold Improvements Agreement.

                  1.48. "Third Option" shall mean and refer to the option to purchase the Phase I Option Property granted by Optionor to Optionee pursuant to
Section 4.

                  1.49. "Third Option Permitted Exceptions" shall mean and refer to those liens, encumbrances, defects or other matters pertaining to title which are referred to in Section 4.10.

                  1.50. "Third Option Purchase Price" shall mean the purchase price for the Phase I Option Property if the Third Option is duly exercised by Optionor, as such purchase price is determined in accordance with the provisions of Section 4.5.

                  1.51. "Third Option Term Expiration Date" shall mean and refer to the date so described in Section 4.2 below.

                  1.52. "Title Company" shall mean and refer to First American Title Company of Marin, San Rafael, California.


         2.       FIRST OPTION.

                  2.1. Grant of First Option. Optionor hereby grants to Optionee an option and right (the "First Option") to purchase the PG&E Option Property at the price and on both the terms and conditions set forth in this Section 2 and the terms and conditions set forth in the remainder of this Option Agreement (other than in Sections 3 and 4, the provisions of which shall not be applicable to the First Option herein granted).

                  2.2. Term of First Option. The First Option and the term thereof shall commence on the date hereof, and shall terminate on the date (the "First Option Term Expiration Date") which is the later to occur of: (i) the fifth (5th) day following both the execution of the Development Agreement by the City and the approval by the California Public Utilities Commission of PG&E's Application to Sell Two Parcels of Vacant Land (Application No. 97 10 003), filed on October 1, 1997 as such application may hereafter be amended or superseded by PG&E (the "Application"); or, (ii) February 2, 1998. The foregoing notwithstanding, in the event that, for any reason, a Development Agreement is not executed by the City on or before May 1, 1998, then the First Term Option Expiration Date shall be May 15, 1998. Optionee also shall have the right to exercise the First Option in such other circumstances as are specifically provided in this Option Agreement, the Lease, the Leasehold Improvements Agreement or the Phase II Purchase Agreement. Each of Optionor or Optionee agrees that it shall not request any delay in the execution of the Development Agreement or the approval of the Application.

                  2.3. Method of Exercise of First Option. The First Option may be exercised at any time between the date hereof and 5:00 p.m. on the First Option Term Expiration Date. In order to exercise the First Option, Optionee shall, before 5:00 p.m. on the First Option Term Expiration Date, deliver to Optionor an unconditional and irrevocable written notice of such exercise. Within five (5) days after that exercise, Optionor and Optionee shall execute standard form escrow instructions which are provided by the Title Company and which are in all respects consistent with the terms of this Option Agreement, at which time Optionee shall then deposit with Escrow the sum of One Million Dollars ($1,000,000.00) in cash or immediately available funds as a non-refundable deposit against the First Option Purchase Price, which deposit shall be applicable to the First Option Purchase Price for the PG&E Option Property. The First Option may be exercised, if at all, by Optionee only as to the entirety of the PG&E Option Property. The First Option shall expire and be of no force or effect at 5:00 p.m. on the First Option Term Expiration Date, unless by that time Optionee has delivered to Optionor the notice referred to in this Section 2.3.

                  2.4. Effect of Exercise of First Option. Subject to the provisions of Sections 2.9 and 2.13, upon exercise of the First Option: (i) Optionor shall take all steps required under the Asset Sale Agreement to enable Optionor to perform its obligations to Optionee as and when required by this Agreement, and (ii) the parties shall be deemed to have entered into an agreement to purchase and sell the PG&E Option Property on both the terms and conditions set forth in this Section 2 and the terms and conditions set forth in the remainder of this Option Agreement (other than in Sections 3 and 4, the provisions of which shall not be applicable to the First Option herein granted). In addition, upon exercise of the First Option, the parties respective obligations under the Phase II Purchase Agreement shall be suspended until the earlier to occur of: (a) the date on which Optionee acquires the PG&E Option Property pursuant to the First Option (in which event the Phase II Purchase Agreement shall automatically terminate on such date and neither party shall have any further obligations thereunder); or (b) the date on which Optionee fails, for any reason, to acquire the PG&E Option Property pursuant to the First Option.

                  2.5. Amount of First Option Purchase Price. In the event Optionee exercises the First Option, the First Option Purchase Price for the PG&E Option Property shall be the aggregate of: (i) the Net Stipulated Value of the PG&E Property (as defined in the Leasehold Improvements Agreement); (ii) all Aggregate Development Costs (as defined in the Leasehold Improvements Agreement) (except to the extent that such Aggregate Development Costs have been or will be paid by Optionee on or before the Closing Date) other than the Net Stipulated Value of the PG&E Property and other than the Agreed Take-Out Financing Closing Costs (as defined in the Leasehold Improvements Agreement) incurred or to be incurred on or before the Closing Date (whether or not then paid) and ultimately paid or to be paid by Optionor; (iii) any amount by which the First Option Purchase Price is increased in accordance with the provisions of Section 2.6.B;
(iv) all break-up fees and other fees, costs and charges, of the kinds and to the extent described in Section 1.3, which are incurred and ultimately paid or to be paid by Optionor in connection with the arrangements for and termination of any agreements for the provision of funds for equity capital, Construction Financing and Take-Out Financing for the Project, to the extent that such agreements are terminated in connection with the exercise of the First Option by Optionee or in connection with the termination of the Lease (if the Lease is terminated in connection with Optionee's purchase of the PG&E Option Property); provided, however, that the aggregate amount of such fees, costs and charges will not exceed the Break-Up Fee Maximum Amount; and (v) the amount of the Development Management Fee for the period commencing on January 1, 1998 and ending on the Closing Date (which Development Management Fee for the month during which the Closing Date occurs shall be prorated based on a thirty (30) day month) to the extent such Development Management Fee is actually incurred (whether or not then paid) prior to the Closing Date and which is ultimately to be paid by Optionor. The $30,000 limitation in the last sentence of Section 1.3 is intended to apply only to amounts actually paid or incurred prior to December 1, 1997. In addition, if the provisions of Section 23 apply, then Optionee also shall pay to Optionor the Contingent Purchase Price in accordance with Section 23.

                  2.6.  Agreement  of the  Parties as to First  Option  Purchase
Price.

                         A.  Commencing on the date that Optionee  exercises the
First Option, and continuing thereafter for a period of fifteen (15) days, Optionee and Optionor shall meet and confer as soon and as frequently as is reasonably possible to endeavor in good faith to agree upon the amount of the First Option Purchase Price. If the parties reach agreement, the First Option Purchase Price shall be the amount to which the parties have agreed.

                         B. If the  parties are not able to so agree,  then,  by
5:00 p.m. on the last day of the fifteen (15) day period described in Section 2.6.A, each party shall deliver to the other party in writing its final determination of the First Option Purchase Price. If the difference between the parties' determinations of the First Option Purchase Price exceeds One Hundred Thousand Dollars ($100,000.00), then the First Option Purchase Price shall be established through arbitration conducted in accordance with the provisions of
Section 6 hereof, and the Closing Date shall be postponed without further act of the parties until the fifteenth (15th) day following the final issuance of an award by the arbitrator. In the event that the Closing Date is so postponed, the First Option Purchase Price shall be increased by an amount equal to the amount of interest which would have accrued on that portion of the First Option Purchase Price which (i) is net of any payments Optionor would have to pay PG&E upon its purchase of the PG&E Option Property under the terms of the Asset Sale Agreement, and (ii) was not the subject of dispute between Optionor and Optionee, at a rate equal to the "prime," "index" or "reference" rate of Bank of America NT&SA plus one hundred (100) basis points, during the period from the date upon which the Closing Date would have occurred but for the postponement under this Section 2.6.B. However, if the difference between the parties' determinations of the First Option Purchase Price is One Hundred Thousand dollars ($100,000.00) or less, then the Closing Date shall not be postponed, and on or before the Closing Date, Optionee shall deposit in Escrow in immediately available funds an amount which, when added to the deposit described in Section 2.3, shall equal the greater of the parties' determinations of the First Option Purchase Price. On the Closing Date, Escrow shall close with an amount equal to the lesser of the parties' determinations of the First Option Purchase Price disbursed in accordance with this Option Agreement. The difference between the parties' determinations of the First Option Purchase Price shall be held in Escrow after the Closing Date in an interest-bearing account pursuant to joint escrow instructions executed by Optionor, Optionee and the Title Company on or before the Closing Date until the actual First Option Purchase Price is established through arbitration in accordance with Section 6 hereof. The amount held in Escrow after the Closing Date and all accrued interest thereon shall be disbursed in accordance with the arbitrator's final award (and the parties shall pay to each other any other amount specified in such final award).

                  2.7. Payment of First Option Purchase Price. Except as otherwise provided in Section 2.6.B, the First Option Purchase Price shall be paid by Optionee to Optionor in cash or immediately available funds at the closing of the Escrow.

                  2.8. Closing of the Escrow Following Exercise of First Option. Following an effective exercise by Optionee of the First Option, and subject to the conditions in Section 9.6.A, the closing of the Escrow shall occur on a date selected by Optionor by ten (10) days prior written notice to Optionee, which date shall be not less than thirty (30) nor more than fifty (50) days following the receipt by Optionor of the notice of exercise of the First Option by Optionee, unless the Closing Date is postponed in accordance with the provisions of Sections 2.6.B, 2.9 or 19..D. Notwithstanding the foregoing, if Optionee requests an earlier Closing Date, then Optionor shall promptly make such request of PG&E under the Asset Sale Agreement, and the parties shall use commercially reasonable efforts to close the Escrow on the date requested by Optionee. Optionor shall use commercially reasonable efforts to cause PG&E to perform its obligations under the Asset Sale Agreement on or before the Closing Date.

                  2.9. Delays in Closing of the Escrow. In the event that Optionor is delayed in closing the Escrow for the acquisition of the PG&E Property from PG&E (or, if Optionor has made the election described in Section 2.13, there is a delay in the readiness of PG&E to close the conveyance of the PG&E Property to Optionee), and such delay is caused in whole or in part by any factor other than a default by Optionor in the performance of its obligations under the agreements between Optionor and PG&E pertaining to the purchase of the PG&E Property by Optionor, then the Closing Date shall be postponed without further act of the parties to the date which is five (5) business days following the closing of escrow for the acquisition of the PG&E Property from PG&E (or, if applicable, the readiness of PG&E to close the conveyance of the PG&E Property to Optionee). If the Closing Date has not occurred by June 1, 1998 for the reasons stated in this Section 2.9, then Optionee shall have until the earlier of the acquisition of PG&E Property by Optionee or July 1, 1998 to give notice to Optionor terminating this Option Agreement and the Escrow, without prejudice to any rights Optionee may then have, and without terminating the Lease, the Leasehold Improvements Agreement or the Phase II Purchase Agreement. If the Closing Date has not occurred by July 1, 1999, then this Agreement and the Escrow shall automatically terminate, without prejudice to the rights either party may then have.

                  2.10. Condition of First Option Title.

                        A. In the event Optionee exercises the First Option, Optionor shall convey title to the PG&E Property subject only to: (i) those matters listed as exception nos. 4, 6, 8, 9, 13, 14 and 15 of the Exceptions from Coverage set forth in Schedule B - Section 2 of that certain pro forma owner's policy of title insurance, prepared by the Title Company, dated as of August 8,

1997 (Commitment No. 8-188141SB Fourth Amended Supplemental) (the "Pro Forma Policy"), and any matter which is or would be disclosed by an accurate survey of the PG&E Property; (ii) any matters arising from the acts or omissions of Optionee; (iii) any lien, encumbrance or other matter consented to in writing by Optionee; (iv) the lien of current, non-delinquent real property taxes and assessments; (v) the Lease; (vi) the Leasehold Improvements Agreement; (vii) the Development Agreement; (viii) the Parking Easement Agreement; (ix) the Access Agreement; (x) the easements reserved in the PG&E Deed (as defined in the Phase II Purchase Agreement) to be recorded on or before the Closing Date; (xi) the covenants and restrictions set forth in the Encroachment Agreement (as defined in the Phase II Purchase Agreement) to be recorded on or before the Closing Date; (xii) the terms of the Environmental Agreement (as defined in the Phase II Purchase Agreement) to be recorded on or before the Closing Date; and, (xiii) the Declaration. Such matters are hereinafter referred to as the "First Option Permitted Exceptions". In the event that Optionor requests that Optionee consent to the creation of any lien, encumbrance, reservation or dedication affecting the title to the PG&E Property, Optionee shall not unreasonably delay or withhold its consent, and shall only withhold its consent if the lien, encumbrance, reservation or dedication: (i) would interfere with the use of the PG&E Property for the purposes set forth in the Lease; or, (ii) if pertaining to a lien securing the payment of money, will not be paid and removed on or before close of Escrow and such payment would not constitute or have constituted a part of Aggregate Development Cost.

                        B. In the event that Optionor is unable to deliver title to the PG&E Property to Optionee in the condition required by this Option Agreement, Optionor shall so notify Optionee in writing, and Optionee shall thereafter notify Optionor, within five (5) business days of the receipt by Optionee of such notice from Optionor, whether or not Optionee objects to the lien, encumbrance, defect or other matter which is not consistent with the provisions of this Option Agreement regarding the condition of title to the PG&E Property. If Optionee so objects by written notice to Optionor given within such period, then Optionor shall have a period of ten (10) business days from the receipt by Optionor of such notice of objection from Optionee in which to remove the lien, encumbrance, defect or other matter to which Optionee has objected. Optionee shall not object, however, unless the lien, encumbrance, defect or other matter would interfere with the use of the PG&E Property for the purposes set forth in the Lease or pertains to a lien securing the payment of money which will not be paid and removed on or before close of Escrow. If Optionor is unable to remove such lien, encumbrance, defect or other matter within such period, Optionee may (as its sole and exclusive remedy, unless the matter objected to was caused or created by the bad faith acts or omissions of Optionor) terminate this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement (but not less than all of them) by written notice to Optionor given within ten (10) days of expiration of the ten (10) business day period during which Optionor could have caused the lien, encumbrance, defect or other matter to be removed from title. In the event that Optionee does not so terminate this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement, then Optionee shall conclusively be deemed to have waived its objection to the lien, encumbrance, defect or other matter, which shall then become a part of the Permitted Exceptions.

                  2.11. LIQUIDATED DAMAGES FOR BREACH BY OPTIONEE FOLLOWING EXERCISE OF FIRST OPTION. OPTIONOR AND OPTIONEE HEREBY AGREE THAT THE DAMAGES WHICH WOULD BE SUFFERED BY OPTIONOR IN THE EVENT OF A DEFAULT BY OPTIONEE HEREUNDER IN PURCHASING THE PG&E PROPERTY FOLLOWING ANY EXERCISE BY OPTIONEE OF THE FIRST OPTION (EXCLUDING ANY ADDITIONAL COSTS OF FINANCING AND CONSTRUCTION (THE "ADDITIONAL COSTS"), AS REFERRED TO IN SECTION 2.12), WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN, AND THAT THE SUM OF ONE MILLION DOLLARS ($1,000,000.00) (THE "FIRST OPTION LIQUIDATED DAMAGES") REPRESENTS THE REASONABLE ESTIMATE BY THE PARTIES OF THE AMOUNT OF THE DAMAGES (EXCLUDING THE ADDITIONAL COSTS) THAT OPTIONOR WOULD SUFFER BY REASON OF OPTIONEE'S DEFAULT. OPTIONEE AND OPTIONOR UNDERSTAND AND AGREE THAT OPTIONOR WILL HAVE CHANGED ITS POSITION IN RELIANCE UPON THE EXERCISE OF THE FIRST OPTION BY OPTIONEE, THAT OPTIONOR WILL INCUR SUBSTANTIAL LOSSES AS A RESULT OF SUCH DEFAULT, AND THAT THE FIRST OPTION LIQUIDATED DAMAGES ARE A REASONABLE LIQUIDATED DAMAGE AMOUNT UNDER THE EXISTING CIRCUMSTANCES. ACCORDINGLY, IN THE EVENT ESCROW DOES NOT CLOSE BECAUSE OF A DEFAULT BY OPTIONEE HEREUNDER FOLLOWING THE EXERCISE BY OPTIONEE OF THE FIRST OPTION, OPTIONOR SHALL BE ENTITLED TO RETAIN THE FIRST OPTION LIQUIDATED DAMAGES AS LIQUIDATED DAMAGES, AND NOT AS A PENALTY OR FORFEITURE, AND UPON RECEIPT OF SUCH AMOUNT BY OPTIONOR, THE SAME SHALL BE OPTIONOR'S SOLE AND EXCLUSIVE REMEDY FOR OPTIONEE'S DEFAULT AT LAW OR IN EQUITY AND OPTIONEE AND OPTIONOR SHALL BE RELIEVED OF ANY FURTHER OBLIGATIONS OR LIABILITY HEREUNDER, EXCEPT THAT OPTIONEE SHALL REMAIN OBLIGATED TO PAY THE ADDITIONAL COSTS REQUIRED PURSUANT TO SECTION 2.12, IT BEING AGREED THAT THE LIQUIDATED DAMAGES PAYABLE PURSUANT TO THIS SECTION 2.11 ARE NOT APPLICABLE TO SUCH ADDITIONAL COSTS AND THAT THE COVENANTS OF OPTIONEE PURSUANT TO SECTION 2.12 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT. OPTIONEE AND OPTIONOR INTEND AND AGREE THAT THE TERMS OF THIS SECTION 2.11 COMPLY WITH THE REQUIREMENTS OF CALIFORNIA CIVIL CODE SECTIONS 1671 AND 1677. OPTIONEE AND OPTIONOR SHALL SIGN BELOW THIS SECTION 2.11 INDICATING THEIR AGREEMENT TO THE LIQUIDATED DAMAGE CLAUSE HEREIN CONTAINED.

                                    OPTIONOR:

                                    Village Builders, L.P.,
                                    a California limited partnership

                                    By   VPI, Inc., a California corporation,
                                         its General Partner

                                         By
                                           -------------------------------------

                                           Its
                                              ----------------------------------

                                    OPTIONEE:

                                    Fair, Isaac and Company, Inc.,
                                    a Delaware corporation

                                         By
                                           -------------------------------------

                                           Its
                                              ----------------------------------


                  2.12. Additional Costs. Tenant hereby acknowledges and agrees that an exercise of the First Option and a subsequent default by Tenant hereunder may result in a delay in the construction of the Site and Shell Improvements. In the event of a default by Optionee hereunder in purchasing the PG&E Option Property following any exercise by Optionee of the First Option, then: (i) Optionor may elect, by written notice to Optionee, to redesignate the Designated Treasury Date in accordance with the procedures set forth in the Leasehold Improvements Agreement; and, (ii) any increased costs of whatever nature incurred by Optionor in connection with such default or in connection with any delay in the construction of the Site and Shell Improvements or the Tenant Improvements occurring in connection with, or resulting from, the exercise of the First Option or such default (including, without limitation, all costs actually incurred by Optionor in connection with providing equity or debt capital for the Project and the improvements to be constructed on the Phase II Land at the same time as the construction of the Project) shall be paid in the same manner as Phase II Current Costs. In no event shall Optionor have the right to terminate the Lease, the Leasehold Improvements Agreement or the Phase II Purchase Agreement following a default by Optionee hereunder in purchasing the PG&E Option Property following the exercise by Optionee of the First Option. The rights of Optionor set forth in this Section 2.12 are intended by Optionor and Optionee to supersede any inconsistent provisions of the Lease, the Leasehold Improvements Agreement, the Phase II Purchase Agreement or any other agreement between Optionor and Optionee.

                  2.13. Assignment of Asset Sale Agreement. If Optionee exercises the First Option, and provided that Optionor has obtained PG&E's written consent, Optionor may elect, in its sole discretion, by delivering to Optionee written notice (together with a copy of PG&E's written consent) at any time before the Closing Date, in lieu of the conveyance of title to the PG&E Property to Optionee at the closing of the Escrow, to assign to Optionee all right, title and interest which Optionor then has under the existing agreements between Optionor and PG&E for the acquisition of the PG&E Property by Optionor. If Optionor so elects, Optionor and Optionee shall execute and deliver an Assignment of Asset Sale Agreement, in the form attached as Exhibit E, at the closing of the Escrow and Optionee shall close the acquisition transaction with PG&E on the Closing Date.

                  2.14. Right to Redesignate Designated Treasury Rate. In the event of a default by Optionee hereunder in purchasing the PG&E Option Property following any exercise by Optionee of the First Option, Optionor may elect to redesignate the Designated Treasury Rate in accordance with Section 19.2.(C) of the Leasehold Improvements Agreement.


         3.       SECOND OPTION.

                  3.1. Grant of Second Option. Optionor hereby grants to Optionee an option and right (the "Second Option") to purchase the Phase I Option Property at the price and on both the terms and conditions set forth in this Section 3 and the terms and conditions set forth in the remainder of this Option Agreement (other than in Sections 2 and 4, the provisions of which shall not be applicable to the Second Option herein granted). Subject to the provisions of Section 21, Optionor shall, however, be obligated to construct the improvements required to be constructed by

Optionor pursuant to the Leasehold Improvements Agreement prior to the closing of the Escrow, as more fully provided in Section 3.8, and such improvements shall be deemed to be a part of the Phase I Option Property upon the completion of such construction.

                  3.2. Term of Second Option. The Second Option and the term thereof shall commence on the date hereof, and shall terminate on the date (the "Second Option Term Expiration Date") which is the later to occur of: (i) the fifth (5th) day following the execution of the Development Agreement by the City of San Rafael; or, (ii) February 2, 1998. The foregoing notwithstanding, in the event that, for any reason, a Development Agreement is not executed by the City of San Rafael on or before May 1, 1998, then the Second Term Option Expiration Date shall be May 15, 1998. Optionee shall have the right, but not the obligation, to exercise the Second Option at or before 5:00 p.m. on the Second Option Term Expiration Date.

                  3.3. Method of Exercise of Second Option. In order to exercise the Second Option, Optionee shall, before 5:00 p.m. on the Second Option Term Expiration Date, deliver to Optionor an unconditional and irrevocable written notice of such exercise. Within five (5) days after that exercise, Optionor and Optionee shall execute standard form escrow instructions which are provided by the Title Company and which are in all respects consistent with the terms of this Option Agreement, at which time Optionee shall then deposit the sum of Two Million Seven Hundred Thousand Dollars ($2,700,000.00) in cash or immediately available funds as a non-refundable deposit against the Second Option Purchase Price, which deposit shall be applicable to the Second Option Purchase Price for the Phase I Option Property. Such deposit shall be made to the Escrow, or, if required by the lender of the Construction Financing, to an interest-bearing account with such lender to be held as a non-refundable deposit hereunder, which may secure, in whole or in part, the obligations of Optionee under the buy-sell agreement referred to in Section 3.9 as well as the obligations of Optionee pursuant to this Option Agreement. The Second Option may be exercised, if at all, by Optionee only as to the entirety of the Phase I Option Property. The Second Option shall expire and be of no force or effect at 5:00 p.m. on the Second Option Term Expiration Date, unless by that time Optionee has delivered to Optionor the notice referred to in this Section 3.3.

                  3.4. Effect of Exercise of Second Option. Upon exercise of the Second Option, the parties shall be deemed to have entered into an agreement to purchase and sell the Phase I Option Property on both the terms and conditions set forth in this Section 3 and the terms and conditions set forth in the remainder of this Option Agreement (other than in Sections 2 and 4, the provisions of which shall not be applicable to the Second Option herein granted). The exercise of the Second Option shall not, however, affect the continuance in force of the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement.

                  3.5. Amount of Second Option Purchase Price. In the event Optionee exercises the Second Option, the Second Option Purchase Price for the Phase I Option Property shall be the aggregate of: (i) one hundred ten percent (110%) of the difference of (A) the Net Stipulated Value of the PG&E Property, less (B) the portion of such Net Stipulated Value of the PG&E Property paid as part of the purchase price paid by Optionee for the Phase II Land (such difference of the amount described in clause (A) less the amount described in clause (B) is hereinafter referred to as the "Phase I Land Cost"); (ii) one hundred ten percent (110%) of all Phase I Project Cost other than the Phase I Land Cost, incurred or to be incurred on or before the Closing Date (whether or not then paid) and paid or to be ultimately paid by Optionor; (iii) ten percent (10%) of any cost which would have been a Phase I Project Cost but was paid by Optionee; (iv) any amount by which the Second Option Purchase Price is increased in accordance with the provisions of Section.3.6; (v) all break-up fees and other fees, costs and charges of all kinds and to the extent described in
Section 1.3, which are incurred and ultimately paid or to be paid by Optionor in connection with the arrangements for and termination of any agreements for the provision of funds for equity capital, Construction Financing and Take-Out Financing for the Project, to the extent that such agreements are terminated in connection with the exercise of the Second Option by Optionee or in connection with the termination of the Lease (if the Lease is terminated in connection with Optionee's purchase of the Phase I Option Property); provided, however, that the aggregate amount of such fees, costs and charges will not exceed the Break-Up Fee Maximum Amount; and (vi) the amount of the Development Management Fee for the period commencing on January 1, 1998 and ending on the earlier to occur of
(A) the Substantial Completion of the improvements to be constructed pursuant to the Leasehold Improvements Agreement or (B) the Closing Date. In the event that Optionor elects to have the closing of the Escrow occur more than sixty (60) days following the Last Rent Commencement Date, then the Agreed Spread for Take-Out Financing (as defined in the Leasehold Improvements Agreement) shall be reduced to four hundred fifty (450) basis points, unless there is a default by Optionee under this Option Agreement or the Lease, in which event the Agreed Spread for Take-Out Financing shall retroactively be as provided in the Leasehold Improvements Agreement, and any resulting arrearage in Monthly Base Rent shall immediately be paid by Optionee to Optionor.

                  3.6. Agreement of the Parties as to Second Option Purchase Price. Following the Last Rent Commencement Date and continuing thereafter for a period of fifteen (15) days, Optionee and Optionor shall meet and endeavor to agree upon the Second Option Purchase Price. If the parties reach agreement, the Second Option Purchase Price shall be the amount to which the parties have agreed. If the parties are not able to so agree, then the Second Option Purchase Price shall be established through arbitration conducted in accordance with the provisions of Section 6 hereof, and the Closing Date shall be postponed without further act of the parties until the tenth (10th) day following the final issuance of an award by the arbitrators. In the event that the Closing Date is so postponed, the Second Option Purchase Price shall be increased by an amount equal to the amount of interest which would have accrued on that portion of the Second Option Purchase Price which (i) is net of any payment Optionor would have to pay PG&E upon its purchase of the Phase I Option Property under the terms of the Asset Sale Agreement, and (ii) was not the subject of a good faith dispute between Optionor and Optionee, at a rate equal to the "prime", "index" or "reference" rate of Bank of America NT&SA plus one hundred (100) basis points, during the period from the date upon which the Closing Date would have occurred but for the postponement under this Section 3.6.

                  3.7. Payment of Second Option Purchase Price. The Second Option Purchase Price shall be paid by Optionee to Optionor in cash or immediately available funds at the closing of the Escrow.

                  3.8. Construction of Improvements. In the event that Optionee duly exercises the Second Option, the Lease and the Leasehold Improvements Agreement shall continue in effect until the closing of the Escrow, and Optionor shall cause the Site and Shell Improvements and the Tenant Improvements described in the Leasehold Improvements Agreement to be constructed in accordance with the terms of the Leasehold Improvements Agreement.

                  3.9. Execution of Buy-Sell Agreement Following Exercise of Second Option. Promptly after the receipt by Optionee of a written request from Optionor, Optionee shall review and negotiate in good faith a buy-sell agreement with the lender of the Construction Financing, whereby Optionee agrees to purchase the loan representing the Construction Financing from the lender upon the completion of the construction of the improvements which Optionor is required to construct under the Leasehold Improvements Agreement for a price equal to the aggregate of the outstanding principal balance and all accrued and unpaid interest charges, fees and penalties due under such loan. Such buy-sell agreement shall be in such form as may reasonably be acceptable to Optionee and such lender of the Construction Financing, provided that such buy-sell agreement shall not obligate such lender to complete such construction.

                  3.10. Closing of the Escrow Following Exercise of Second Option. Following an effective exercise by Optionee of the Second Option, the closing of the Escrow shall occur on a date selected by Optionor by written notice to Optionee given at least ninety (90) days before the Last Rent Commencement Date, which date shall be not less than sixty (60) days nor more than eighteen (18) months following the Last Rent Commencement Date, unless the Closing Date is postponed in accordance with the provisions of this Section 3.10 or Sections 3.6 or 19..D. In the event that Optionee desires to delay the Closing Date from the date specified by Optionor, Optionee may, within thirty
(30) days of its receipt of the notice from Optionor, give to Optionor written notice of another date which is not more than sixty (60) days following the date selected by Optionor, and the Closing Date shall thereupon be postponed to the date specified in the notice from Optionee to Optionor, unless Optionor notifies Optionee that the term of the Construction Financing would expire prior to the date selected by Optionee, in which event the Closing Date shall be the fifth
(5th) day preceding the date upon which the Construction Financing would so expire.

                 3.11.  Condition of Second Option Title.

                         A. In the event  Optionee  exercises the Second Option,
Optionor shall convey title to the Phase I Land subject only to: (i) those matters listed as exception nos. 4, 6, 8, 9, 13, 14 and 15 of the Exceptions from Coverage set forth in Schedule B--Section 2 of the Pro Forma Policy (but only to the extent that the same affect all or any portion of the Phase I Land) and any matter which is or would be disclosed by an accurate survey of the Phase I Land; (ii) any matters arising from the acts or omissions of Optionee; (iii) any lien, encumbrance or other matter consented to in writing by Optionee; (iv) the lien of current, non-delinquent real property taxes and assessments; (v) the Lease; (vi) and the Leasehold Improvements Agreement; (vii) the Development Agreement; (viii) the Parking Easement Agreement; (ix) the Access Agreement; (x) the easements reserved in the PG&E Deed to be recorded on or before the Closing Date; (xi) the covenants and restrictions set forth in the Encroachment Agreement to be recorded on or before the Closing Date; (xii) the terms of the Environmental Agreement to be recorded on or before the Closing Date; and,
(xiii) the Declaration. Such matters are hereinafter referred to as the "Second Option Permitted Exceptions". In the event that Optionor requests that Optionee consent to the creation of any lien, encumbrance, reservation or dedication affecting the title to the Phase I Land, Optionee shall not unreasonably delay or withhold its consent, and shall only withhold its consent if the lien, encumbrance, reservation or dedication: (i) would interfere with the use of the Phase I Land for the purposes set forth in the Lease; or, (ii) if pertaining to a lien securing the payment of money will not be paid and removed on or before close of Escrow, and such payment would not constitute or have constituted a part of Aggregate Development Cost.

                         B. In the event  that  Optionor  is  unable to  deliver
title to the Phase I Land to Optionee in the condition required by this Option Agreement, Optionor shall so notify Optionee in writing and Optionee shall notify Optionor, within five (5) business days of the receipt by Optionee of such notice from Optionor, whether or not Optionee objects to the lien, encumbrance, defect or other matter which is not consistent with the provisions of this Option Agreement regarding the condition of title to the Phase I Land. If Optionee so objects by written notice to Optionor given within such period, then Optionor shall have a period of ten (10) business days from the receipt by Optionor of such notice of objection from Optionee in which to remove the lien, encumbrance, defect or other matter to which Optionee has objected. Optionee shall not object, however, unless the lien, encumbrance, defect or other matter would interfere with the use of the Phase I Land for the purposes set forth in the Lease or pertains to a lien securing the payment of money which will not be paid and removed on or before close of Escrow. If Optionor is unable to remove such lien, encumbrance, defect or other matter within such period, Optionee may (as its sole and exclusive remedy, unless the matter objected to was caused by the bad faith acts or omissions of Optionor) terminate this Option Agreement (but not the Lease, the Leasehold Improvements Agreement or the Phase II Purchase Agreement) by written notice to Optionor given within ten (10) days of expiration of the ten (10) business day period during which Optionor could have caused the lien, encumbrance, defect or other matter to be removed from title. In the event that Optionee does not so terminate this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement, then Optionee shall conclusively be deemed to have waived its objection to the lien, encumbrance, defect or other matter, which shall then become a part of the Permitted Exceptions.

                  3.12. LIQUIDATED DAMAGES FOR BREACH BY OPTIONEE FOLLOWING EXERCISE OF SECOND OPTION. OPTIONOR AND OPTIONEE HEREBY AGREE THAT THE DAMAGES WHICH WOULD BE SUFFERED BY OPTIONOR IN THE EVENT OF A DEFAULT BY OPTIONEE HEREUNDER IN PURCHASING THE PHASE I LAND FOLLOWING ANY EXERCISE BY OPTIONEE OF THE SECOND OPTION WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN, AND THAT THE SUM OF TWO MILLION SEVEN HUNDRED THOUSAND DOLLARS ($2,700,000.00) REPRESENTS THE REASONABLE ESTIMATE BY THE PARTIES OF THE AMOUNT OF THE DAMAGES THAT OPTIONOR WOULD SUFFER BY REASON OF OPTIONEE'S DEFAULT. OPTIONEE AND OPTIONOR UNDERSTAND AND AGREE THAT THE VALUE OF PROPERTY IS SUBJECT TO CHANGE BY REASON OF GENERAL ECONOMIC CONDITIONS, THE LOCAL REAL ESTATE MARKET, THE AVAILABILITY OF MORTGAGE FINANCING, AND OTHER FACTORS BEYOND THE CONTROL OF OPTIONOR AND OPTIONEE, AND THAT THE SUM OF TWO MILLION SEVEN HUNDRED THOUSAND DOLLARS ($2,700,000.00) IS A REASONABLE LIQUIDATED DAMAGE AMOUNT UNDER THE EXISTING CIRCUMSTANCES. ACCORDINGLY, IN THE EVENT ESCROW DOES NOT CLOSE BECAUSE OF A DEFAULT BY OPTIONEE HEREUNDER FOLLOWING THE EXERCISE BY OPTIONEE OF THE SECOND OPTION, OPTIONOR SHALL BE ENTITLED TO RETAIN THE SUM OF TWO MILLION SEVEN HUNDRED THOUSAND DOLLARS ($2,700,000.00) AS LIQUIDATED DAMAGES, AND NOT AS A PENALTY OR FORFEITURE, AS OPTIONOR'S SOLE AND EXCLUSIVE REMEDY FOR OPTIONEE'S DEFAULT AT LAW OR IN EQUITY, AND UPON RECEIPT OF SUCH AMOUNT BY OPTIONOR, OPTIONEE AND OPTIONOR SHALL BE RELIEVED OF ANY FURTHER OBLIGATIONS OR LIABILITY HEREUNDER. OPTIONEE AND OPTIONOR INTEND AND AGREE THAT THE TERMS OF THIS SECTION
3.12 COMPLY WITH THE REQUIREMENTS OF CALIFORNIA CIVIL CODE SECTIONS 1671 AND 1677. OPTIONEE AND OPTIONOR SHALL SIGN BELOW THIS SECTION 3.12 INDICATING THEIR AGREEMENT TO THE LIQUIDATED DAMAGE CLAUSE HEREIN CONTAINED.

                                    OPTIONOR:

                                    Village Builders, L.P.,
                                    a California limited partnership

                                    By   VPI, Inc., a California corporation,
                                         its General Partner

                                         By
                                           -------------------------------------

                                           Its
                                              ----------------------------------



                                    OPTIONEE:

                                    Fair, Isaac and Company, Inc.,
                                    a Delaware corporation


                                    By
                                       -----------------------------------------

                                           Its
                                              ----------------------------------


                  3.13. Right to Redesignate Designated Treasury Date. In the event of a default by Optionee hereunder in purchasing the Phase I Option Property following any exercise by Optionee of the Second Option, Optionor may elect to redesignate the Designated Treasury Date in accordance with Section 19.2.(C) of the Leasehold Improvements Agreement.


                  4. THIRD OPTION.

                  4.1. Grant of Third Option. Optionor hereby grants to Optionee an option and right (the "Third Option") to purchase the Phase I Option Property at the price and on both the terms and conditions set forth in this Section 4 and the terms and conditions set forth in the remainder of this Option Agreement (other than in Sections 2 and 3, the provisions of which shall not be applicable to the Third Option herein granted). Subject to the provisions of Section 21, Optionor shall, however, be obligated to construct the improvements required to be constructed by Optionor pursuant to the Leasehold Improvements Agreement prior to the closing of the Escrow, as more fully provided in Section4.8, and such improvements shall be deemed to be a part of the Phase I Option Property upon the completion of such construction.

                  4.2. Term of Third Option. The Third Option and the term thereof shall commence on the date hereof, and shall terminate on the date (the "Third Option Term Expiration Date") which is the sixtieth (60th) day following the Last Rent Commencement Date. The foregoing notwithstanding, in the event that the term of the Construction Financing would expire (or is reasonably anticipated to expire) prior to the sixtieth (60th) day following the Last Rent Commencement Date, then Optionor shall have the right to give a written notice to Optionee stating such fact and further stating that Optionor elects to advance the Third Option Term Expiration Date to a particular date which both is not less than sixty (60) days following the receipt of such notice by Optionee and is reasonably anticipated by Optionor to be not less than ten (10) days following the Last Rent Commencement Date, and the Third Option Term Expiration Date shall thereupon become the later of: (i) the date specified by Optionor in such written notice to Optionee; or, (ii) the tenth (10th) day following the Last Rent Commencement Date. Optionee shall have the right, but not the obligation, to exercise the Third Option at or before 5:00 p.m. on the Third Option Term Expiration Date.

                  4.3. Method of Exercise of Third Option. In order to exercise the Third Option, Optionee shall, before 5:00 p.m. on the Third Option Term Expiration Date, deliver to Optionor an unconditional and irrevocable written notice of such exercise. Within five (5) days after that exercise, Optionor and Optionee shall execute standard form escrow instructions which are provided by the Title Company and which are in all respect consistent with the terms of this Option Agreement, at which time Optionee shall then deposit with Escrow the sum of Three Million Three Hundred Thousand Dollars ($3,300,000.00) in cash or immediately available funds as a non-refundable deposit against the Third Option Purchase Price, which deposit shall be applicable to the Third Option Purchase Price for the Phase I Option Property. The Third Option shall expire and be of no force or effect at 5:00 p.m. on the Third Option Term Expiration Date, unless by that time Optionee has delivered to Optionor the notice referred to in this
Section 4.3.

The Third Option may be exercised, if at all, by Optionee only as to the entirety of the Phase I Option Property.

                  4.4 Effect of Exercise of Third Option. Upon exercise of the Third Option, the parties shall be deemed to have entered into an agreement to purchase and sell the Phase I Option Property on both the terms and conditions set forth in this Section 4 and the terms and conditions set forth in the remainder of this Option Agreement (other than in Sections 2 and 3, the provisions of which shall not be applicable to the Third Option herein granted). The exercise of the Third Option shall not, however, affect the continuance in force of the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement.

                  4.5. Amount of Third Option Purchase Price. In the event Optionee exercises the Third Option following the Substantial Completion of the Project, the Third Option Purchase Price for the Phase I Option Property shall be the aggregate of: (i) one hundred thirteen percent (113%) of the Phase I Land Cost; (ii) one hundred thirteen percent (113%) of all Phase I Project Cost other than the Phase I Land Cost incurred or to be incurred on or before the Closing Date (whether or not then paid) and paid or to be ultimately paid by Optionor;
(iii) thirteen percent (13%) of any cost which would have been a Phase I Project Cost but was paid by Optionee; (iv) any amount by which the Third Option Purchase Price is increased in accordance with the provisions of Section4.6; and, (v) all break-up fees and other fees, costs and charges, all as and to the extent described in Section1.3, which are incurred and ultimately paid or to be paid by Optionor in connection with the termination of any agreements for the provision of funds for equity capital, Construction Financing and Take-Out Financing for the Project, to the extent that such agreements are terminated in connection with the exercise of the Third Option by Optionee or in connection with the termination of the Lease (if the Lease is terminated in connection with Optionee's purchase of the Phase I Option Property); provided, however, that the aggregate amount of such fees, costs and charges will not exceed the Break-Up Fee Maximum Amount; and (vi) the amount of the Development Management Fee for the period commencing on January 1, 1998 and ending on the earlier to occur of
(A) the Substantial Completion of the improvements to be constructed pursuant to the Leasehold Improvements Agreement or (B) the Closing Date.

                  4.6. Agreement of the Parties as to Third Option Purchase Price. Promptly following either the exercise by optionee of the Third Option, and continuing thereafter for a period of fifteen (15) days, Optionee and Optionor shall meet and endeavor to agree upon the Third Option Purchase Price. If the parties reach agreement, the Third Option Purchase Price shall be the amount to which the parties have agreed. If the parties are not able to so agree, then the Third Option Purchase Price shall be established through arbitration conducted in accordance with the provisions of Section 6 hereof, and the Closing Date shall be postponed without further act of the parties until the tenth (10th) day following the final issuance of an award by the arbitrators. In the event that the Closing Date is so postponed, the Third Option Purchase Price shall be increased by an amount equal to the amount of interest which would have accrued on that portion of the Third Option Purchase Price which (i) is net of any payments Optionor would have to pay PG&E upon its purchase of the Phase I Option Property under the terms of the Asset Sale Agreement, and (ii) was not the subject of a good faith dispute between Optionor and Optionee, at a rate equal to the "prime", "index" or "reference" rate of Bank of America NT&SA plus one hundred (100) basis points, during the period from the date upon which the Closing Date would have occurred but for the postponement under this Section 4.6.

                  4.7. Payment of Third Option Purchase Price. The Third Option Purchase Price shall be paid by Optionee to Optionor in cash or immediately available funds at the closing of the Escrow.

                  4.8. Construction of Improvements. In the event that Optionee duly exercises the Third Option, the Lease and the Leasehold Improvements Agreement shall continue in effect until the closing of the Escrow, and Optionor shall cause the Site and Shell Improvements and the Tenant Improvements described in the Leasehold Improvements Agreement to be constructed in accordance with the terms of the Leasehold Improvements Agreement.

                  4.9. Closing of the Escrow Following Exercise of Third Option. Following an effective exercise by Optionee of the Third Option, the closing of the Escrow shall occur on a date selected by Optionor by written notice to Optionee given not more than thirty (30) days following such exercise, which date shall be not less than sixty (60) days nor more than twenty-four (24) months following the Last Rent Commencement Date, unless the Closing Date is postponed in accordance with the provisions of this Section 4.9 or Sections 4.6 or 19..D. In the event that Optionee desires to delay the Closing Date from the date specified by Optionor, Optionee may, within thirty (30) days of its receipt of the notice from Optionor, give to Optionor written notice of another date which is not more than sixty (60) days following the date selected by Optionor, and the Closing Date shall thereupon be postponed to the date specified in the notice from Optionee to Optionor, unless Optionor notifies Optionee that the term of the Construction Financing would expire prior to the date selected by Optionee, in which event the Closing Date shall be the fifth (5th) day preceding the date upon which the Construction Financing would so expire.

                  4.10. Condition of Third Option Title

                         A. In the event  Optionee  exercises  the Third Option,
Optionor shall convey title to the Phase I Land subject only to: (i) those matters listed as exception nos. 4, 6, 8, 9, 13, 14 and 15 of the Exceptions from Coverage set forth in Schedule B--Section 2 of the Pro Forma Policy (but only to the extent that the same affect all or any portion of the Phase I Land) and any matter which is or would be disclosed by an accurate survey of the Phase I Land; (ii) any matters arising from the acts or omissions of Optionee; (iii) any lien, encumbrance or other matter consented to in writing by Optionee; (iv) to the lien of current, non-delinquent real property taxes and assessments; (v) the Lease; (vi) the Leasehold Improvements Agreement; (vii) the Development Agreement; (viii) Parking Easement Agreement; (ix) the Access Agreement; (x) the easements reserved in the PG&E Deed to be recorded on or before the Closing Date; (xi) the covenants and restrictions set forth in the Encroachment Agreement to be recorded on or before the Closing Date; (xii) the terms of the Environmental Agreement to be recorded on or before the Closing Date; and,
(xiii) the Declaration. Such matters are hereinafter referred to as the "Third Option Permitted Exceptions". In the event that Optionor requests that Optionee consent to the creation of any lien, encumbrance, reservation or dedication affecting the title to the Phase I Land, Optionee shall not unreasonably delay or withhold its consent, and shall only withhold its consent if the lien, encumbrance, reservation or dedication: (i) would interfere with the use of the Phase I Land for the purposes set forth in the Lease; or, (ii) if pertaining to a lien securing the payment of money, will not be paid and removed on or before close of Escrow and such payment would not constitute or have constituted a part of Aggregate Development Cost.

                         B. In the event  that  Optionor  is  unable to  deliver
title to the Phase I Land to Optionee in the condition required by this Option Agreement, Optionor shall so notify Optionee in writing and Optionee shall notify Optionor, within five (5) business days of the receipt by Optionee of such notice from Optionor, whether or not Optionee objects to the lien, encumbrance, defect or other matter which is not consistent with the provisions of this Option Agreement regarding the condition of title to the Phase I Land. If Optionee so objects by written notice to Optionor given within such period, then Optionor shall have a period of ten (10) business days from the receipt by Optionor of such notice of objection from Optionee in which to remove the lien, encumbrance, defect or other matter to which Optionee has objected. Optionee shall not object, however, unless the lien, encumbrance, defect or other matter would interfere with the use of the Phase I Land for the purposes set forth in the Lease or pertains to a lien securing the payment of money which will not be paid and removed on or before close of Escrow. If Optionor is unable to remove such lien, encumbrance, defect or other matter within such period, Optionee may (as its sole and exclusive remedy, unless the matter objected to was caused or created by the bad faith acts or omissions of Optionor) terminate this Option Agreement (but not the Lease, the Leasehold Improvements Agreement or the Phase II Purchase Agreement) by written notice to Optionor given within ten (10) days of expiration of the ten (10) business day period during which Optionor could have caused the lien, encumbrance, defect or other matter to be removed from title. In the event that Optionee does not so terminate this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement, then Optionee shall conclusively be deemed to have waived its objection to the lien, encumbrance, defect or other matter, which shall then become a part of the Permitted Exceptions.

                  4.11. LIQUIDATED DAMAGES FOR BREACH BY OPTIONEE FOLLOWING EXERCISE OF THIRD OPTION. OPTIONOR AND OPTIONEE HEREBY AGREE THAT THE DAMAGES WHICH WOULD BE SUFFERED BY OPTIONOR IN THE EVENT OF A DEFAULT BY OPTIONEE HEREUNDER IN PURCHASING THE PHASE I LAND FOLLOWING ANY EXERCISE BY OPTIONEE OF THE THIRD OPTION WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN, AND THAT THE SUM OF THREE MILLION THREE HUNDRED THOUSAND DOLLARS ($3,300,000.00) REPRESENTS THE REASONABLE ESTIMATE BY THE PARTIES OF THE AMOUNT OF THE DAMAGES THAT OPTIONOR WOULD SUFFER BY REASON OF OPTIONEE'S DEFAULT. OPTIONEE AND OPTIONOR UNDERSTAND AND AGREE THAT THE VALUE OF PROPERTY IS SUBJECT TO CHANGE BY REASON OF GENERAL ECONOMIC CONDITIONS, THE LOCAL REAL ESTATE MARKET, THE AVAILABILITY OF MORTGAGE FINANCING, AND OTHER FACTORS BEYOND THE CONTROL OF OPTIONOR AND OPTIONEE, AND THAT THE SUM OF THREE MILLION THREE HUNDRED THOUSAND DOLLARS ($3,300,000.00) IS A REASONABLE LIQUIDATED DAMAGE AMOUNT UNDER THE EXISTING CIRCUMSTANCES. ACCORDINGLY, IN THE EVENT ESCROW DOES NOT CLOSE BECAUSE OF A DEFAULT BY OPTIONEE HEREUNDER FOLLOWING THE EXERCISE BY OPTIONEE OF THE THIRD OPTION, OPTIONOR SHALL BE ENTITLED TO RETAIN THE SUM OF THREE MILLION THREE HUNDRED THOUSAND DOLLARS ($3,300,000.00) AS LIQUIDATED DAMAGES, AND NOT AS A PENALTY OR FORFEITURE, AS OPTIONOR'S SOLE AND EXCLUSIVE REMEDY FOR OPTIONEE'S DEFAULT AT LAW OR IN EQUITY, AND UPON RECEIPT OF SUCH AMOUNT BY OPTIONOR, OPTIONEE AND OPTIONOR SHALL BE RELIEVED OF ANY FURTHER OBLIGATIONS OR LIABILITY HEREUNDER. OPTIONEE AND OPTIONOR INTEND AND AGREE THAT THE TERMS OF THIS SECTION
4.11 COMPLY WITH THE REQUIREMENTS OF CALIFORNIA CIVIL CODE SECTIONS 1671 AND 1677. OPTIONEE AND OPTIONOR SHALL SIGN BELOW THIS SECTION 4.11 INDICATING THEIR AGREEMENT TO THE LIQUIDATED DAMAGE CLAUSE HEREIN CONTAINED.

                                    OPTIONOR:

                                    Village Builders, L.P.,
                                    a California limited partnership

                                    By   VPI, Inc., a California corporation,
                                         its General Partner


                                         By
                                            ------------------------------------

                                           Its
                                              ----------------------------------


                                    OPTIONEE:

                                    Fair, Isaac and Company, Inc.,
                                    a Delaware corporation


                                    By
                                        ----------------------------------------

                                         Its
                                              ----------------------------------

                  4.12. Right to Redesignate Designated Treasury Date. In the event of a default by Optionee hereunder in purchasing the Phase I Option Property following any exercise by Optionee of the Third Option, Optionor may elect to redesignate the Designated Treasury Rate in accordance with Section 19.2.(C) of the Leasehold Improvements Agreement.

                  4.13. Termination of Third Option.  Optionor may terminate the
Third Option and all right of Optionee pursuant to the Third Option or any exercise thereof by giving to Optionee a written notice of such termination and the payment to Optionee of the sum of Two Hundred Thousand Dollars ($200,000.00).


         5. EXPIRATION OF OPTION WITHOUT EXERCISE. In the event Optionee fails to exercise any one (1) or more of the Options in exact accordance with its terms, then the Options which Optionee did not so exercise shall automatically expire and terminate without further act of the parties. In the event that Optionee fails to exercise all of the Options in exact accordance with their respective terms, then all of the Options shall automatically expire and terminate without further act of the parties.


         6. ARBITRATION OF DISPUTES; DETERMINATION OF PURCHASE PRICE. ANY CONTROVERSY OR CLAIM ARISING IN CONNECTION WITH THE DETERMINATION OF THE PURCHASE PRICE FOR THE PG&E OPTION PROPERTY OR THE PHASE I OPTION PROPERTY, AS THE CASE MAY BE, SHALL BE SETTLED BY ARBITRATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, AND JUDGMENT ON THE AWARD RENDERED BY THE ARBITRATOR(S) MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE PREVAILING PARTY IN SUCH ARBITRATION SHALL BE ENTITLED TO ATTORNEYS' FEES AND COSTS.

         NOTICE: BY INITIALLING IN THE SPACE BELOW, YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF
         DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY SIGNING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.
///
///
///
///
///
///
///
///
///

///
///
///
///
///

         WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

                                    OPTIONOR:

                                     Village Builders, L.P.,
                                     a California limited partnership

                                     By   VPI, Inc., a California corporation,
                                          its General Partner


                                          By
                                            ------------------------------------

                                           Its
                                              ----------------------------------



                                    OPTIONEE:

                                    Fair, Isaac and Company, Inc.,
                                    a Delaware corporation


                                    By
                                        ----------------------------------------

                                        Its
                                           -------------------------------------



         7.       ADJUSTMENT TO REFLECT FINAL PHASE I PROJECT COST

                  7.1. Determination of Revised Final Phase I Project Cost. In the event that either the closing of Escrow occurs pursuant to an exercise of the First Option by Optionee or the closing of the Escrow occurs in less than eighteen (18) months pursuant to an exercise of the Second Option or Third Option by Optionee, and in the event that any items of Aggregate Development Cost or Phase I Project Cost could not have been reasonably ascertained with precision at least ten (10) days prior to the Closing Date, Optionor may notify Optionee in writing of a revised final Aggregate Development Cost or Phase I Project Cost within the following time periods: (i) if Optionee exercises the First Option, within one hundred twenty (120) days of the Closing Date; or (ii) if Optionee exercises the Second Option or the Third Option, within one (1) year of the Closing Date. Such written notice shall be accompanied by a detailed statement of such revised Aggregate Development Cost or final Phase I Project Cost.

                  7.2. Possible Review of Revised Final Aggregate Development Cost of Phase I Project Cost by Optionee. Within twenty (20) days of the receipt by Optionee of the notice from

Optionor given in accordance with Section 7.1 and setting forth a revised final Aggregate Development Cost or Phase I Project Cost, Optionee may notify Optionor in writing (a "Difference Review Notice") that Optionee desires to review the records of Optionor pertaining to those items (the "Difference Items") which account for the difference between the revised final Aggregate Development Cost or Phase I Project Cost and the Aggregate Development Cost or Phase I Project Cost upon which the Purchase Price was determined. If Optionee gives such a notice to Optionor within such period, Optionor shall permit Optionee to review all of the records of Optionor relevant to the determination of such Difference Items. Such review shall be performed at the offices of Optionor during regular business hours, and Optionor shall permit Optionee to make copies, at its expense, of such portions of such records as Optionee may elect. Optionee shall undertake and complete such review within sixty (60) days of the receipt by Optionor of the Difference Review Notice. In the event that Optionee concludes that the determination by Optionor of the Difference Items is incorrect, it shall so notify Optionor within seventy (70) days of the receipt by Optionor of the Difference Review Notice from Optionee, which notice from Optionee shall:
(i) state with particularity the Difference Items as to which Optionee believes that the determination of Optionor was incorrect; and, (ii) state the election of Optionee to have the revised final Aggregate Development Cost or Phase I Project Cost determined by arbitration in accordance with Section 6.

                  7.3. Payment to Adjust Aggregate Development Cost or Phase I Project Cost. The revised final Aggregate Development Cost or Phase I Project Cost stated by Optionor in its notice to Optionee given in accordance with
Section 7.2 shall be deemed to have been accepted and approved by Optionee unless: (i) Optionor and Optionee agree in writing to a different Aggregate Development Cost or Phase I Project Cost within seventy (70) days of the receipt by Optionor of the Difference Review Notice from Optionee; or, (ii) Optionee gives to Optionor within such seventy (70) day period a notice electing to have the revised final Aggregate Development Cost or Phase I Project Cost determined by arbitration in accordance with Section 6. Within thirty (30) days of the date upon which the revised final Aggregate Development Cost or Phase I Project Cost is established (whether by Optionor's statement of revised final Aggregate Development Cost or Phase I Project Cost being deemed accepted and approved by Optionee in accordance with this Section 7.3 or by a written agreement between Optionor and Optionee establishing a different revised final Aggregate Development Cost or Phase I Project Cost or by an arbitration resulting from an election by Optionee made within seventy (70) days of the receipt by Optionor of the Difference Review Notice from Optionee): _.(i) if the revised final Aggregate Development Cost or Phase I Project Cost is less than the Aggregate Development Cost or Phase I Project Cost upon which the Purchase Price was determined, Optionor shall pay to Optionee a sum equal to the difference between the Aggregate Development Cost or Phase I Project Cost upon which the Purchase Price was determined and the revised final Aggregate Development Cost or Phase I Project Cost; or, (ii) if the revised final Aggregate Development Cost or Phase I Project Cost is greater than the Aggregate Development Cost or Phase I Project Cost upon which the Purchase Price was determined, Optionee shall pay to Optionor a sum equal to the difference between the revised final Aggregate Development Cost or Phase I Project Cost and the Aggregate Development Cost or Phase I Project Cost upon which the Purchase Price was determined.


         8.       TITLE AND DEED.

                  8.1. Condition of Title to Phase I Land. Optionee hereby accepts the Permitted Exceptions and agrees to accept title to the PG&E Property or the Phase I Land, as the case may be, subject to the applicable Permitted Exceptions. Except as set forth in this Option Agreement, Optionor shall make no representations or warranties with respect to the condition of title to the PG&E Property or the Phase I Land, and Optionee agrees that it will rely solely on its policy of title insurance issued by the Title Company pursuant to the provisions of Section 8.3 below.

                  8.2. Grant Deed. Optionor shall convey the PG&E Property or the Phase I Land, as the case may be, to Optionee on the standard form grant deed customarily used by the Title Company (the "Grant Deed") as of the closing of the Escrow, but the warranties set forth or implied in such deed shall be expressly limited by, and shall in the deed be expressly made subject to, the applicable Permitted Exceptions.

                  8.3. Title Insurance.  Optionor shall cause the Title Company, as of the closing of the Escrow, to issue to Optionee an American Land Title Association Owners Policy (10-17-92) (or such form of policy as is then most closely equivalent), insuring that fee title to the PG&E Property or the Phase I Land, as the case may be, is vested in Optionee, in an amount equal to the applicable Purchase Price, subject only to the applicable Permitted Exceptions. Optionee may also obtain the following endorsements: Subdivision Map Act compliance (CLTA form 116.7); survey, with reference to the Site Plan (CLTA form 116.1); and such other endorsements as Optionee may reasonably require. If requested by Optionee, Optionor shall cooperate with Optionee at no cost or liability to Optionor in obtaining such facultative reinsurance arrangement, with rights of direct access, as may be reasonably required in the circumstances, together with the endorsements described above; provided, however, that Optionor shall not be required to incur any expense or liability or potential liability in connection with any such cooperation.

                  8.4. Use Restriction. The PG&E Property or the Phase I Land, as the case may be, shall be used only for office, research and development, restaurant and other commercial uses and shall not be used for residential purposes  or for  any  purpose  prohibited  by the  Declaration.  The  foregoing notwithstanding, for a period of ten (10) years from the Closing Date (the "Retail Limitation Period"), no portion of the PG&E Property or the Phase I Land, as the case may be, shall be used for a retail use in excess of that contemplated in the Development Plan attached (or to have been attached) to the Declaration as Exhibit H. For the purposes of this Section 8.4, the term
"retail" use shall be based upon any definitions, descriptions or characterizations that may be set forth in the Zoning Ordinance of the City of San Rafael, except that a "retail" use would in all events include retail banking and like uses. Upon the expiration of the Retail Limitation Period, there shall not be any prohibition on the use of all or any portion of the PG&E Property or the Phase I Land, as the case may be, for retail purposes. The foregoing notwithstanding, nothing in this Section 8.4 shall be deemed to prohibit the direct sale of goods and services to end users by Fair, Isaac and Company, Inc. or any corporate successor by merger to Fair, Isaac and Company, Inc., to the extent that such sales do not involve customer purchases in person, or be deemed to prohibit the operation of cafeteria or dining facilities for the use of Optionee's employees and business guests. Upon the expiration of the Retail Limitation Period, Optionor shall execute, acknowledge and deliver to Optionee (or to such other person or entity as Optionee may request) a quitclaim deed (and/or such other documents as may be reasonably required) expressly terminating the use restrictions described in this Section 8.4 and the memorandum of agreement described in Section 23.2 (including, without limitation, Optionor's right to enforce the use restrictions as set forth in that memorandum of agreement).

        9.       CLOSING OF THE ESCROW.

                  9.1. Retention of Title Company. In the event Optionee exercises one of the Options, Optionee and Optionor shall each promptly retain the Title Company to perform escrow services at its offices located in San Rafael, California, in connection with the transactions to be completed pursuant to, and in accordance with the provisions of, this Option Agreement.

                  9.2. Closing Date. In the event Optionee exercises the First Option, the closing of the Escrow for the sale and purchase of the PG&E Option Property shall occur on the date determined in accordance with Section 2.8. In the event Optionee exercises the Second Option, the closing of the Escrow for the sale and purchase of the Phase I Option Property shall occur on the date determined in accordance with Section 3.10. In the event Optionee exercises the Third Option, the closing of the Escrow for the sale and purchase of the Phase I Option Property shall occur on the date determined in accordance with Section 4.9. The date so determined is referred to in this Option Agreement as the "Closing Date".

                  9.3.  Termination  of the  Lease  and  Leasehold  Improvements
Agreement. Except as otherwise provided in the Lease and the Leasehold Improvements Agreement, neither of those documents shall be terminated at or prior to the closing of the Escrow, and Optionee shall execute, and shall cause any assignee or sublessee of the interest of Optionee under the Lease to execute, an agreement releasing Optionor from all obligations under the Lease and Leasehold Improvements Agreement as of the closing of the Escrow, except for obligations (i) which are to be performed by Optionor as Landlord on or before the Closing Date, or (ii) as to which an event of default by Optionor then exists under either of the Lease or the Leasehold Improvements Agreement.

                  9.4. Escrow Instruction. Prior to the closing of the Escrow and as provided in Sections 2.3, 3.3 and 4.3, Optionee and Optionor shall execute and deliver to the Title Company joint escrow instructions directing the Title Company to close the Escrow in the manner and subject to the conditions provided for herein.

                  9.5. Conditions to Closing for Benefit of Optionor. The closing of the Escrow shall be conditioned for the benefit of Optionor upon the performance by Optionee (or Optionor's written waiver of such performance) of the following obligations (or, as to obligations the performance of which is not to be completed prior to the closing of the Escrow, upon the non-occurrence of any default by Optionee with respect to such obligations), which Optionee hereby covenants and agrees it shall cause to be performed within the time limitations set forth in this Option Agreement:

                         A.  The   performance   by  Optionee  of  each  of  its
obligations under the Lease, the Leasehold Improvements Agreement, and the Phase II Purchase Agreement, all as more fully provided in Section 16 (and except as otherwise provided in Section2.4);

                         B. The  obligations  of  Optionee  pursuant  to Section
14.2, Section 18 and Section22.4 below;

                         C.  The  deposit  by  Optionee  into the  Escrow  of an
unqualified assumption of the obligations of Optionor arising after the Closing Date under the Lease and the Leasehold Improvements Agreement and any other agreements to be assumed by Optionee hereunder, in a form reasonably satisfactory to Optionor;

                         D. With respect to only the Second  Option or the Third
Option, the purchase of the Phase II Land by Optionee in accordance with the Phase II Purchase Agreement;

                         E. The  execution  and  deposit  by  Optionee  into the
Escrow of the certificate referred to in Section 14.2 below;

                         F. The deposit by  Optionee  into the Escrow of cash or
immediately available funds equal to the Purchase Price, such deposit to be made by the transfer of such funds by Optionee, at or before 5:00 p.m. on the business day immediately preceding the Closing Date into an account with a recognized banking institution at an office located in either the County of Marin or the City and County of San Francisco in the State of California under arrangements which authorize the disbursement of funds from such account by the Title Company at the closing of the

Escrow in accordance with the escrow instructions referred to in Section 9.5.F above and with the provisions of Section 10 below; and,

                         G. The deposit by  Optionee  into the Escrow of cash or
immediately available funds equal to all expenses of conveyance to be paid by Optionee pursuant to Section 11 below, such deposit to be made at the same time and in the same manner as the deposit of the Purchase Price referred to in
Section 9.5.F above.

                  9.6. Conditions to Closing for Benefit of Optionee. The closing of the Escrow shall be conditioned for the benefit of Optionee upon the performance by Optionor (or Optionee's written waiver of such performance) of the following obligations (or, as to obligations the performance of which is not to be completed prior to the closing of the Escrow, upon the non-occurrence of any default by Optionor with respect to such obligations), which Optionor hereby covenants and agrees it shall perform or cause to be performed within the time limitations set forth in this Option Agreement:

                         A. Optionor obtaining from all applicable  governmental
agencies the Development Agreement and the entitlements related thereto necessary for the construction and use of the Project as provided under the Leasehold Improvements Agreement and the Lease;

                         B.  The   performance   by  Optionor  of  each  of  its
obligations under the Lease, the Leasehold Improvements Agreement, and the Phase II Purchase Agreement, except as otherwise provided in Section 2.4;

                         C. The deposit by Optionor  into the Escrow of the duly
executed and acknowledged Grant Deed conveying the PG&E Property or the Phase I Land, as the case may be, to Optionee;

                         D.  The  deposit  by  Optionor  into the  Escrow  of an
assignment to Optionee of the landlord's interest under the Lease and the Leasehold Improvements Agreement, and of all Optionor's rights and interest in all documents described in Section 1.26 or in Section 1.29 as the case may be, and any other agreements to be assumed by Optionee hereunder, all in a form reasonably satisfactory to Optionee;

                         E. The deposit by Optionor into the Escrow of any funds
necessary to obtain the release of liens and encumbrances which it is responsible for removing prior to the closing of the Escrow (but only to the extent that the proceeds from the Purchase Price due to it would be insufficient for such purpose);

                         F. The Title Company is unconditionally and irrevocably
committed to issue the American Land Title Association Owners Policy of title insurance referred to in Section 8.3;

                         G. The obligations of Optionor pursuant to Section 22.6
below;

                         H. The  obligations  of Optionor to indemnify  and hold
Optionee harmless set forth in Section 22.3 below; and

                         I. The  representations and warranties made by Optionor
in this Option Agreement shall be true in all material respects on the Closing Date.

                  9.7. Compliance with Subdivision Map Act. In addition to the conditions set forth in Sections 9.5 and 9.6, it shall be a condition to the Closing for the benefit of both Optionor and Optionee that the conveyance of the PG&E Option Property or the Phase I Option Property, as the case may be, shall comply fully with the requirements of the California Subdivision Map Act (California Government Code Section 66410 et seq.) (the "Map Act"), or shall be exempt therefrom. Optionor and Optionee hereby agree that they shall cooperate reasonably with one another in causing the conveyance of the PG&E Option Property or the Phase I Option Property, as the case may be, to comply with the requirements of the Map Act or to be exempt therefrom. If reasonably necessary to cause the conveyance of the PG&E Option Property or the Phase I Option Property, as the case may be, to comply fully with the Map Act or to be exempt therefrom, Optionor shall use commercially reasonable efforts to assign to Buyer all of the right, title and interest which Optionor then has under the existing agreements between Optionor and PG&E for the acquisition of the PG&E Option Property or the Phase I Option Property, as the case may be, by Optionor, in a good faith effort to prevent any delay in the Closing Date.

         10.      CLOSING PROCEDURES.

                  10.1. Order of Performance. At the closing of the Escrow, the Title Company shall perform the following obligations in the following order:

                         A. It shall  cause the Grant Deed to be recorded in the
Official Records of Marin County, California.

                         B. It shall pay,  at the time of the  recording  of the
Grant Deed, and charge to the escrow account of Optionee, all closing costs to be paid by Optionee pursuant to the provisions of Section 11 below.

                         C. It shall  charge to the escrow  account of  Optionee
the amount of the Purchase Price, and shall credit such amount to the escrow account of Optionor.

                         D. It shall pay and  charge to the  escrow  account  of
Optionor all sums necessary to discharge liens and encumbrances which Optionor is responsible for removing at or prior to the closing of the Escrow.

                         E. It shall pay,  and  charge to the escrow  account of
Optionor,  all closing cost to be paid by Optionor pursuant to the provisions of
Section 11 below.

                         F. It shall pay to Optionor  all sums  remaining in the
escrow account of Optionor after the making of all payments therefrom and other charges thereto as set forth in this Section 10.1.

                         G. It shall pay to Optionee  any sums  remaining in the
escrow account of Optionee after the making of all payments therefrom and other charges thereto as set forth in this Section 10.1.

                  10.2. Notice of Deficiencies. The Title Company shall immediately notify all parties in writing should it not receive any document, instrument or funds to be deposited into the Escrow by the date and time when such deposit is to be completed.

///
///
///
///

         11.      EXPENSES OF CONVEYANCE.

                  The expenses of the Escrow and conveyance shall be paid in the following manner:

                  11.1. Title Insurance. The full cost of securing all policies and endorsements of title insurance, including the policy referred to in Section
8.3 above, shall be paid by Optionee.

                  11.2. Deed Preparation. The cost of preparing, executing and acknowledging the Grant Deed shall be paid by Optionor.

                  11.3. Prepayment Charges and Costs. All prepayment penalties, yield maintenance payments, reconveyance fees and other payments required to be paid to any holder of the Construction Financing or Take-Out Financing encumbering the PG&E Property or the Phase I Land, as the case may be, as of the Closing Date shall be paid by Optionee.

                  11.4. Recording Costs. The cost of recording the Grant Deed shall be paid by Optionee.

                  11.5. Escrow Fees. Any escrow fees charged by the Title Company for escrow services, if any, in excess of the cost of any policy of title insurance, shall be split equally between the parties.

                  11.6. Transfer Taxes. All transfer and excise taxes due in connection with the sale or conveyance of the PG&E Property or the Phase I Land, as the case may be, shall be paid by Optionor.


         12. PRORATIONS. The following prorations shall be made between Optionor and Optionee on a basis of a thirty (30) day month (except as set forth below) as of the closing of the Escrow:

                  12.1. Real Estate Taxes and Personal Property Taxes. Current, non-delinquent general or special real property taxes and assessments and personal property taxes (on the basis of the fiscal year for such taxes) shall be apportioned through Escrow (on the basis of a 365-day year) as of 12:01 a.m. on the Closing Date. In making such apportionment, the fact of whether or not any reimbursements for such taxes have been paid prior to the Closing Date by Optionee under the Lease shall be taken into account. If the Closing Date shall occur before the real property tax rate is fixed, the apportionment of taxes shall be made on the basis of the tax rate for the preceding fiscal year applied to the latest assessed valuation. After the real property taxes are finally fixed, Optionor and Optionee shall make a recalculation of such apportionment and Optionor or Optionee as the case may be shall make an appropriate payment to the other based on such recalculation. Any supplemental assessment imposed with respect to the PG&E Option Property or the Phase I Option Property, as the case may be, shall be taken into account only with respect to the period as to which such supplemental assessment is levied.

                  12.2. Rentals. All rentals accruing or paid under the Lease that relate to the period which includes the Closing Date shall be apportioned through Escrow as of the Closing Date.

                  12.3. Utilities. Charges for utilities shall be apportioned by Optionee and Optionor outside of Escrow within four (4) weeks after the Closing Date.

                  12.4. Other Management Expenses. Any other amounts that relate to the operation, management, and leasing of the PG&E Property or the Phase I Land, as the case may be, that apply to a period including the Closing Date shall be apportioned through Escrow as of the Closing Date, to the extent not reimbursed by Optionee as a part of "Expenses" pursuant to the Lease.


         13. POSSESSION. Optionor shall surrender and deliver to Optionee any and all claims of rights to possession of the PG&E Option Property or the Phase I Option Property, as the case may be, as of the closing of the Escrow.


         14.      CONDITION OF PROPERTY.

                  14.1. Representations by Optionor. Optionor shall use commercially reasonable efforts to enforce the representations and warranties made by PG&E in the Asset Sale Agreement for the benefit of Optionee to the extent that Optionee is not entitled to enforce the same for its own account. Optionor represents and warrants to Optionee that Optionor has no actual knowledge (without any independent investigation), as of the date of this Option Agreement, of any breach of such representations and warranties by PG&E. Optionor agrees that Optionee would not purchase the PG&E Option Property or the Phase I Option Property, as the case may be, without such representation or warranty of Optionor or the representations and warranties of Optionor set forth in other Sections of this Agreement, which are material and on which Optionee shall rely. Except as set forth in the preceding sentences of this Section 14.1 and in Section 17, Optionee hereby represents, warrants and agrees that it has not relied and will not rely upon any representation, warranty, agreement or understanding, express or implied, made or given by Optionor or by its agents, employees or representatives in determining whether to enter into this Option Agreement or to purchase the PG&E Property or the Phase I Land or any portion thereof and that it has relied and will rely solely upon the results of its own inquiries and investigations or on information received from independent third parties whom Optionee independently identifies and whom Optionee deems reliable.

                  14.2. Property Sold "AS IS". Except as otherwise provided in Sections 14.1 and 17, and except for Optionor's covenants and obligations under this Option Agreement (and, to the extent required to be performed prior to the Closing Date, the obligations of Optionee under the Lease and the Leasehold Improvements Agreement, excluding any obligation to correct latent defects the repair of which was not commenced before the Closing Date), Optionee acknowledges and agrees that it is purchasing the PG&E Property or the Phase I Land, as the case may be, "AS IS, WITH ALL FAULTS", that Optionor shall not be required to make any repairs or improvements thereon or for the benefit thereof, and that Optionor shall have no liability to Optionee with respect to the condition of the PG&E Property or the Phase I Land, as the case may be, or to the condition, design or adequacy of any improvements located thereon or the condition, design or adequacy of any improvements serving or protecting the PG&E Property or the Phase I Land, as the case may be, although not located thereon, whether such liability arises from the negligence of Optionor or otherwise. Each of Optionor and Optionee shall affirm to the other, by the execution and delivery of a certificate in the form attached hereto as Exhibit F, its warranties, representations, agreements and acknowledgments set forth in Sections 14.1, 17, 18, 22.3 and 22.4 at and as of the closing of the Escrow. Any costs to repair latent defects incurred after the Closing Date shall be a part of Phase I Project Cost.


         15. SPECIFIC PERFORMANCE. In the event that Optionor fails to perform its obligations to sell the PG&E Property or the Phase I Land, as the case may be, following an effective exercise of one of the Options, the parties acknowledge that specific performance would be an appropriate remedy and that the right to specific performance has not been waived or otherwise relinquished by Optionee.


         16. PERFORMANCE UNDER OTHER AGREEMENTS. The rights of Optionee under this Option Agreement are granted in consideration of the obligations of Optionee under the Lease, the Leasehold Improvements Agreement, and the Phase II Purchase Agreement, and the obligations of Optionor under this Option Agreement are expressly conditioned upon the performance by Optionee of each of the obligations of Optionee which are to be performed on or before the Closing Date under the Lease (save and except for obligations which would ordinarily be regarded by a landlord of similar premises as immaterial), the Leasehold Improvements Agreement and the Phase II Purchase Agreement (except as otherwise provided in Section 2.4) within the times for such performance provided in such agreements (including the applicable grace period, if any, provided in such agreements with respect to any particular obligation). The performance by Optionee upon which the obligations of Optionor under this Option Agreement are conditioned include, without limitation, the full performance of the obligations of Optionee under Section 41 ("Limitation Upon Further Negotiations") of the Lease, but only to the extent that such obligations under Section 41 of the Lease were to have been performed prior to the exercise of an Option by Optionee.


         17. WARRANTIES AND REPRESENTATIONS OF OPTIONOR. Optionor hereby represents and warrants to Optionee the following matters as of the date hereof, each of which shall also be true and complete as of the Closing Date as if made on the Closing Date; and each of the same shall be deemed independently material and shall survive the closing of the Escrow:

                  17.1. Capacity. Optionor is, and as of the closing of the Escrow will be, duly authorized and empowered to enter into and perform its obligations pursuant to this Option Agreement and all other agreements and documents described or contemplated hereby, and the execution and performance of this Option Agreement by Optionor does not and will not constitute a breach of any agreement which is binding upon Optionor and which pertains to the PG&E Property or the Phase I Land, as the case may be.

                  17.2. Organization and Qualification. Optionor is a limited partnership duly organized and existing under the laws of the State of California.


         18. WARRANTIES AND REPRESENTATIONS OF OPTIONEE. Optionee hereby represents and warrants to Optionor the following matters as of the date hereof and each of which shall also be true and complete as of the Closing Date as if made on the Closing Date; and each of the same shall be deemed independently material and shall survive the closing of the Escrow:

                  18.1. Capacity. Optionee is, and as of the closing of the Escrow will be, duly authorized and empowered to enter into and perform its obligations pursuant to this Option Agreement and all other agreements and documents described or contemplated hereby, and the execution and performance of this Option Agreement by Optionee does not and will not constitute a breach of any agreement which is binding upon Optionee.

                  18.2.   Organization   and   Qualification.   Optionee   is  a
corporation duly organized and existing under the laws of the State of Delaware, and is duly qualified to do business in the State of California.

         19.      DEVELOPMENT AGREEMENT.

                  A. Optionee shall use commercially reasonable efforts to cooperate with Optionor in obtaining the approval and execution of a Development Agreement by the City.

                  B. In the event that Optionor is unable for any reason to obtain the approval and execution by the City of the Development Agreement on or before May 1, 1998 and if Optionor is not then in material breach of any of its obligations under this Option Agreement, the Lease, the Leasehold Improvements Agreement, the Phase II Purchase Agreement or the Asset Sale Agreement, then Optionor may terminate this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement (but not less than all of them) by written notice to Optionee given at any time between May 16, 1998 and June 1, 1998 and before the date upon which the City executes the Development Agreement. Such termination shall be effective upon and as of the sixth (6th) business day following the date upon which Optionee receives such notice from Optionor, unless Optionee exercises the First Option prior to such effective date of the termination. In the event that Optionee so exercises the First Option, then Optionee shall purchase the PG&E Option Property (subject to the provisions of Section 2.13) from Optionor in its then condition, "as is, with all faults", and Optionor shall have no further obligation to obtain the approval of the Development Agreement or any other approval from the City or any other governmental agency.

                  C. In the event that  Optionor  has  obtained the approval and execution of the Development Agreement on or before May 1, 1998, or in the event that execution of the Development Agreement has not occurred on or before such date but neither Optionor nor Optionee has duly executed any right of termination of this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement, and prior to the Closing Date an action is filed challenging the validity of any approvals for the Project issued by the City or any other governmental agency having jurisdiction over the Project, Optionor may request that Optionee notify Optionor, within five (5) days of the receipt by Optionee of such request from Optionor, whether Optionee will agree to pay all costs incurred by Optionor in connection with the defense of such action and/or in connection with any additional processing of applications (including, without limitation, any further environmental review) by the City or any other governmental entity required as a result of such action. Optionee shall respond to the request of Optionor within five (5) days of the receipt by Optionee of such request. In the event that Optionee fails to respond to such request within such period of five (5) days, then Optionor may give to Optionee a second request stating the failure of Optionee to respond to the first request and further stating that if Optionee does not respond to the second request within five (5) days of the receipt by Optionee of such second request, Optionee will conclusively be deemed to have agreed to pay, in the same manner as Phase II Current Costs, all such costs of defense and additional processing. In the event that Optionee fails to respond to such request within such period of five (5) days, Optionee will conclusively be deemed to have agreed to pay all such costs of defense and additional processing. If Optionee agrees (or is deemed to have agreed) to pay such costs, then the close of Escrow shall be delayed until the fiftieth (50th) day after the later to occur of: (i) the issuance of a final, non-appealable judgment or order in such action (or the expiration of the period for the appeal of any such order or judgment has expired without an appeal having been filed) denying and rejecting such challenge; or, (ii) if such challenge is found in such action to be meritorious and additional processing of applications (including, without limitation, any further environmental required review) by the City or any other governmental entity is required, all such additional processing has been completed, and the City has executed, or affirmed the validity of, the Development Agreement.

                  D. In the event that Optionor has obtained the approval and execution of the Development Agreement on or before May 1, 1998, or in the event that execution of the Development Agreement has not occurred on or before such date but neither Optionor nor Optionee has duly executed any right of termination of this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement, and prior to the Closing Date an action is filed challenging the validity of any approvals for the Project issued by the City or any other governmental agency having jurisdiction over the Project, and Optionee has not agreed (or is not deemed to have agreed) to pay the costs described in Section 20.C, then Optionor may, in its sole discretion, give a written notice to Optionee delaying the closing of the Escrow until the fiftieth (50th) day after the later to occur of: (i) the issuance of a final, non-appealable judgment or order in such action (or the expiration of the period for the appeal of any such order or judgment has expired without an appeal having been filed) denying and rejecting such challenge; or, (ii) if such challenge is found in such action to be meritorious and additional processing of applications (including, without limitation, any further environmental required review) by the City or any other governmental entity is required, all such additional processing has been completed, and the City has executed, or affirmed the validity of, the Development Agreement.

                  E. In the event that Optionor has obtained the approval and execution of the Development Agreement on or before May 1, 1998, or in the event that execution of the Development Agreement has not occurred on or before such date but neither Optionor nor Optionee has duly executed any right of termination of this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement, and an action is filed challenging the validity of any approvals for the Project issued by the City or any other governmental agency having jurisdiction over the Project, then
Optionor may terminate this Option Agreement, the Lease, the Leasehold Improvements Agreement and the Phase II Purchase Agreement (but not less than all of them) by written notice to Optionee given at any time after May 1, 1998 and before the later of the date upon a final, non-appealable judgment or order has been entered in such action (or the period for the appeal of any order or judgment has expired without an appeal having been filed) or the date the City executes the Development Agreement. Such termination shall be effective upon and as of the sixth (6th) business day following the date upon which Optionee receives such notice from Optionor, unless Optionee exercises the First Option prior to such effective date of the termination. In the event that Optionee so exercises the First Option, then: (i) Optionee shall purchase the PG&E Property (subject to the provisions of Section 2.13) from Optionor in its then condition, "as is, with all faults"; (ii) Optionor shall have no further obligation to obtain the approval of the Development Agreement or any other approval from the City or any other governmental agency or to defend any pending or future action in respect of any such approval; (iii) Optionee may elect, by written notice to Optionor given at least forty (40) days prior to the Closing Date, either to require that Optionor obtain from PG&E, and convey to Optionee at the closing of the Escrow, title to the PG&E Property or to require that Optionor assign to Optionee at the closing of the escrow, in lieu of the conveyance of title to the PG&E Property to Optionee, all right, title and interest which Optionor then has under the existing agreements between Optionor and PG&E for the acquisition of the PG&E Property by Optionor. In the event that Optionee elects to have Optionor assign to Optionee all right, title and interest which Optionor then has under the existing agreements between Optionor and PG&E for the acquisition of the PG&E Property by Optionor, Optionor shall attempt to obtain the approval of PG&E to such an assignment. In the event that Optionor has not obtained such approval on or before the Closing Date, then Optionor shall, in lieu of making such an assignment at the closing of the Escrow, agree in writing with Optionee that Optionor will use all commercially reasonable efforts, when requested to do so by Optionee, to acquire and convey to Optionee title to the PG&E Property; provided, however, that the costs of all such effort shall be paid in their entirety by Optionee.

                  F. In the event that Optionor, at the closing of the Escrow and in lieu of making at the closing of the Escrow an assignment of all right, title and interest which Optionor then has under the existing agreements between Optionor and PG&E for the acquisition of the PG&E Property by Optionor, agrees in writing with Optionee pursuant to
Section 19.E that Optionor will use all commercially reasonable efforts, when requested to do so by Optionee, to acquire and convey to Optionee title to the PG&E Property, but Optionee has not given such a request to Optionor on or before the forty-fifth (45th) day preceding the day upon which the rights of Optionor to purchase the PG&E Property pursuant to such agreement would expire, then Optionor may, in its sole discretion, give to Optionee an written notice terminating the obligation of Optionor to acquire and convey to Optionee title to the PG&E Property, and Optionor may thereafter purchase the PG&E Property at its own cost and for its own account, without any obligation to convey the PG&E Property to Optionee or to reimburse to Optionee any expense incurred by Optionee.


        20.   ASSUMPTION AND INDEMNITY WITH RESPECT TO OBLIGATIONS OF OPTIONOR.

                 20.1.  Assignment and Assumption of Obligations.

                         A. Upon the  exercise by Optionee of the First  Option,
Optionor shall assign to Optionee, and Optionee shall assume all of the obligations of Optionor under, all agreements with service providers, mortgage brokers (but not lenders) or others pertaining to the design or construction of improvements pursuant to the Leasehold Improvements Agreement (excluding any such agreements which Optionee specifically requests not be so assigned), but only if and to the extent that the costs incurred or to be incurred pursuant to such agreements would be a part of Aggregate Development Cost. Optionor shall also be entitled to cease its efforts at proceeding with the design and construction of the Project. In the event of any default by Optionee of its obligation to purchase the PG&E Option Property following an exercise of the First Option, Optionee shall, upon the written request of Optionor, assign such agreements back to Optionor (excluding any such agreements which Optionor specifically requests not be so assigned back) and shall pay all amounts due pursuant to such agreements in respect of services rendered or consideration provided after the assignment to Optionee and prior to the assignment back to Optionor.

                         B.  Following  the  exercise  by Optionee of the Second
Option, Optionor shall, at and as of the closing of the Escrow, assign to Optionee, and Optionee shall then assume all of the obligations of Optionor under, all agreements pertaining to the pertaining to the Phase I Option Property. The agreements to be so assumed by Optionee shall include, without limitation, any personal guaranty of any indebtedness or other obligations pertaining to the Project.

                         C.  Following  the  exercise  by  Optionee of the Third
Option, Optionor shall, at and as of the closing of the Escrow, assign to Optionee, and Optionee shall then assume all of the obligations of Optionor under, all agreements pertaining to the Phase I Option Property. The agreements to be so assumed by Optionee shall include, without limitation, any personal guaranty of any indebtedness or other obligations pertaining to the Project.

                  2.02. Indemnity by Optionee. Optionee hereby agrees to indemnify, defend and hold Optionor harmless from any claim, loss, or liability arising from or in connection with any failure by Optionee to perform any of the obligations assumed by Optionee in accordance with Section 20.1. Such agreement by Optionee to indemnify, defend and hold Optionor harmless shall apply, without limitation, to any litigation pertaining to the entitlements for the development of the Project or Phase II or the environmental review which was conducted in connection with the applications filed by Optionor for such entitlements.

                  20.3. Indemnity by Optionor. Optionor hereby agrees to indemnify, defend and hold Optionee harmless from any claim, loss, or liability arising from or in connection with any default by Optionor arising prior to such assignment in the performance by Optionor of the obligations of Optionor pursuant to the agreements assigned by Optionor to Optionee in accordance with
Section 20.1. The foregoing notwithstanding: (i) to the extent that the performance of any such obligation by Optionor would have resulted in an expense which would be or have been a part a Phase I Project Cost or Phase II Current Costs, then the amount which would have been a part of Phase I Project Cost or Phase II Current Costs shall nevertheless remain a part of such Phase I Project Cost or Phase II Current Costs and shall not be an amount covered by this indemnity; and, (ii) to the extent that any default by Optionor arose in connection with any material breach by Optionee of its obligations under the Lease or the Leasehold Improvements Agreement or the letter agreements referred to in Section 3.5 of the Leasehold Improvements Agreement, Optionor shall not have any obligation to indemnify, defend or hold Optionee harmless with respect to such default. Such agreement by Optionor to indemnify, defend and hold Optionee harmless shall apply, without limitation, to any litigation pertaining to the entitlements for the development of the Project or Phase II or the environmental review which was conducted in connection with the applications filed by Optionor for such entitlements.


         21.      CERTAIN RIGHTS AND OBLIGATIONS OF LENDERS.

                  21.1. Subordination to Rights of Lenders. Within ten (10) days of a written request from Optionor to Optionee, Optionee shall execute such other and further instruments as may be required to subordinate the rights of Optionee pursuant to this Option Agreement to the interests of any lender under any mortgage, deed of trust or other instrument securing the repayment of funds for purposes of Construction Financing or Take-Out Financing; provided, however, that such lender shall agree in writing that, in the event of a foreclosure of the mortgage, deed of trust or other instrument, whether by action, pursuant to an exercise of the power of sale therein contained or otherwise, or delivery of a deed to the PG&E Option Property or the Phase I Option Property, as the case may be, or any part thereof or interest therein, in lieu of foreclosure of such mortgage, deed of trust or other instrument, or other proceeding brought to enforce the rights of the lender thereunder or under any other related security documents (collectively, a "Foreclosure Sale Event"), then the Options, to the extent that, and for so as, any one (1) or more of them have not expired by their respective terms unexercised, shall continue in full force and effect as direct options between Optionee and the succeeding owner who acquires title to all or any portion of the PG&E Option Property or the Phase I Option Property, as the case may be, as a result of such Foreclosure Sale Event, or any interest therein, upon and subject to the terms, covenants and conditions of this Option Agreement, and each succeeding owner will be bound by all of Optionor's obligations under this Option Agreement, except that each succeeding owner shall not:

                         A. be liable  under this Option  Agreement  for damages
accruing by reason of any previous act or omission of any prior owner of the PG&E Option Property or the Phase I Option Property, as the case may be, (including, without limitation, the lender or any receiver appointed in any such foreclosure action or proceeding, although each prior owner shall remain liable in damages for its own such acts or omissions) with respect to the Options;

                         B.  be  subject  to any  offsets,  defenses  or  claims
against the Purchase Price for the PG&E Option Property or the Phase I Option Property, as the case may be, thereafter becoming due under this Option Agreement which have accrued to Optionee against said prior owner with respect to the Options;

                         C.  be  bound  by  any   modification  of  this  Option
Agreement or by any prepayment of the Purchase Price for the PG&E Option Property or the Phase I Option Property, as the case may be (other than any deposit in Escrow), or by any waiver or forbearance on the part of Optionee made subsequent to the date the lender made the loan unless such modification, prepayment, waiver or forbearance was approved in writing by the lender;

                         D. be  required  to  construct,  install or pay for the
construction or installation of any improvement, whether pursuant to the Leasehold Improvements Agreement or otherwise; or,

                         E. be bound for return of any  deposit  made on account
of the Purchase Price for the PG&E Option Property or the Phase I Option Property, as the case may be (other than any deposit held by such succeeding owner or any deposit in Escrow but only if such succeeding owner has succeeded to the rights of Optionor with respect to such Escrow), unless the same either has been deposited in Escrow and such succeeding owner has succeeded to the rights of Optionor with respect to such Escrow or specifically transferred to such succeeding owner.

         Optionee agrees that the succeeding owner's failure to perform the obligations of Optionor or any other prior landlord from which such succeeding owner is expressly and specifically excused pursuant to the provisions of Sections 21.1.A through 21.1.E above, inclusive, shall not constitute a default by the succeeding owner under the Lease or the Leasehold Improvements Agreement and Optionee shall have no rights against such succeeding owner on account of any such failure, except as otherwise expressly provided in this Option Agreement. Nothing contained in this Option Agreement shall, however, limit or otherwise adversely affect the rights or remedies of Optionee against Optionor.

                  21.2 Termination of Option upon Foreclosure. In the event a lender records a notice of default or notice of sale or otherwise commences proceeding to obtain a judicial declaration of foreclosure under any mortgage, deed of trust or other instrument securing the repayment of funds for purposes of Construction Financing or Take-Out Financing, such lender shall give Optionee written notice offering to sell the loan of such lender to Optionee for an amount equal to the then outstanding principal balance and all accrued and unpaid interest, charges, fees and penalties due under the Construction Financing (or, if the Construction Financing is not then outstanding, the Take-Out Financing), which amount shall be specified in the notice from such lender to Optionee. Optionee may accept such offer by written notice to such lender given within thirty (30) days of the receipt by Optionee of such notice from the lender. In the event that Optionee accepts such offer, then Optionee shall purchase, and such lender shall assign to Optionee, all of such lender's right, title and interest in the loan documents and instruments, and shall pay the purchase price thereof to lender. The closing of the purchase transaction shall occur on the fifteenth (15th) day following the acceptance of the offer by Optionee. In the event that Optionee does not accept such offer within such period of thirty (30) days, then such lender may, in its sole discretion and by written notice to Optionee, terminate any rights of Optionee pursuant to this Option Agreement or any contract resulting from any exercise of any of the Options, all without compensation to Optionee. Upon such a termination, neither Optionor nor such lender shall have any further obligations to Optionee under this Option Agreement, and Optionee shall execute, acknowledge and deliver to such lender a quitclaim of the rights of Optionee under this Option Agreement.


         22.      ADDITIONAL TERMS AND CONDITIONS.

                  22.1. Waiver and Termination of Subsequent Options. In the event that Optionee acquires the PG&E Option Property pursuant to the First Option, such acquisition shall constitute a waiver of, and shall terminate, the Second Option and the Third Option. In the event that Optionee exercises the Second Option, such exercise shall constitute a waiver of, and shall terminate, the Third Option.

                  22.2. Payable as Phase II Current Costs. Where this Option Agreement provides that an amount is payable in the same manner as Phase II Current Costs, such amounts shall be payable irrespective of whether or not any Phase II Current Costs are payable, either then or at any other time.

                  22.3. Brokerage Commissions of Optionor. Optionor hereby warrants and represents to Optionee that Optionor has not employed any broker or other party to whom a commission or finder's fee is due with respect to this transaction. Optionor hereby agrees to and does hereby indemnify and hold Optionee free and harmless from and against all claims, costs, liabilities or causes of action by any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of Optionor in connection with this transaction.

                  22.4. Brokerage Commissions of Optionee. Optionee hereby warrants and represents to Optionor that Optionee has not employed any broker or other party to whom a commission or finder's fee is due with respect to this transaction other than Sandy Greenblatt of H&L Commercial Real Estate, who shall be compensated by Optionee pursuant to a separate agreement between such broker and Optionee. Optionee hereby agrees to and does hereby indemnify and hold Optionor free and harmless from and against all claims, costs, liabilities or causes of action by any broker, agent or finder, licensed or otherwise, claiming through, under or by reason of the conduct of Optionee in connection with this transaction.

                  22.5. Options Personal to Optionee. The First Option, the Second Option and the Third Option are all personal to Fair, Isaac and Company, Inc., a Delaware corporation, and may not be assigned, transferred or sold, either directly or indirectly, to any other entity or person. The foregoing notwithstanding, Optionee may direct that Optionor convey the Option Property directly to an entity which is wholly-owned by Optionee or which is required to effectuate any off-balance sheet financing being undertaken by Optionee in connection with the development of the PG&E Property; provided, however, that:
(i) such entity executes and delivers to Optionor an agreement, in form and substance reasonably satisfactory to Optionor, whereby such entity agrees to be bound by all of the elections and actions of Optionee with respect to this Option Agreement, the Lease or the Leasehold Improvements Agreement; (ii) such entity executes and delivers to Optionor an agreement, in form and substance reasonably satisfactory to Optionor, whereby such entity assumes, for the express benefit of Optionor, all of the obligations of Optionor under the Lease and the Leasehold Improvements Agreement and all other obligations which Optionee would have been required to assume had the PG&E Option Property or the Phase I Option Property, as the case may be, been conveyed to Optionee; (iii) Optionee shall not be released from any obligation or liability of Optionee hereunder; and, (iv) Optionee shall indemnify, defend and hold Optionor harmless from and any claim, cost, liability or cause of action arising from or in connection with the fact that the PG&E Option Property or the Phase I Option Property, as the case may be, is conveyed to such entity.

                  22.6. Foreign Investor Tax Reporting Requirements. Optionor hereby warrants to Optionee that such Optionor is not a foreign person, non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate, within the meaning of those terms set forth in Sections 1445 and 7701 of the Internal Revenue Code of the United States. Optionor shall also warrant, represent and certify to Optionee at the closing of the Escrow that Optionor is a foreign person, non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate, within the meaning of those terms set forth in Sections 1445 and 7701 of the Internal Revenue Code of the United States. Optionor shall also certify to Optionee whether or not Optionee is required to withhold a portion of the sales price from Optionor pursuant to the provisions of Sections 18805 and 26131 of the California Revenue and Taxation Code, and shall complete and deliver to Optionee at the closing of the Escrow Form 590 ("Withholding Exemption

Certificate") of the California Franchise Tax Board to establish such exemption.

                  22.7. Relationship. Nothing contained in this Option Agreement shall be deemed or construed by the parties or by any third person to create a relationship of principal and agent or a partnership or a joint venture among Optionee, Optionor or between any two or more of them and any third party.

                  22.8. Time. Time is of the essence of this Option Agreement and of each provision hereof. The time in which any act required or permitted by this Option Agreement is to be performed shall be determined by excluding the day upon which the event occurs from whence the time commences. If the last day upon which performance would otherwise be required or permitted is a Saturday, Sunday or holiday, then the time for performance shall be extended to the next day which is not a Saturday, Sunday or holiday. The term "holiday" shall mean all and only mandatory federal holidays during which deliveries by the United States Postal Service are suspended. All references herein to a particular time of day shall be to pacific standard time or, if then in effect, pacific daylight time.

                  22.9. Condemnation. In the event that the PG&E Property (or any portion thereof, the taking of which would materially interfere with the operation, use and enjoyment of the PG&E Property for purposes consistent with the provisions of the Lease) is the subject of a written notice from a governmental agency having the power of eminent domain that the governing body or board of such agency has made a preliminary determination that the agency plans to acquire, or has made a final determination that the agency will acquire, the PG&E Property (or any portion thereof, the taking of which would materially interfere with the operation, use and enjoyment of the PG&E Property for purposes consistent with the provisions of the Lease) by an exercise of the power of eminent domain, and Optionee elects to terminate the Lease and the Leasehold Improvements Agreement in accordance with their respective terms due to such taking, this Option Agreement shall terminate as to the portion of the PG&E Property as to which the Lease and the Lease Improvements Agreement were so terminated. In the event that this Option Agreement is terminated in accordance with the provisions of this Section 22.9, the respective rights and obligations of Optionee and of Optionor pursuant to this Option Agreement shall thereupon terminate. In the event that this Option Agreement is not terminated in accordance with the provisions of this Section 22.9, the closing of the Escrow following an exercise of any of the Options shall not be averted or delayed by reason of any exercise of the power of eminent domain with respect to a portion of the PG&E Property, although the award paid or to be paid respect of such taking shall be assigned (or, if received by Optionor, transferred) to Optionee at the closing of the Escrow. Optionor shall, until the closing of the Escrow, promptly notify Optionee of any condemnation or threat of condemnation from any governmental entity with respect to the PG&E Property, or any portion thereof, but only if Optionor has actual notice of such condemnation or threat thereof.

                  22.10. Risk of Loss. In the event that Optionee duly exercises one of the Options and the Site and Shell Improvements or the Tenant Improvements or both are damaged or destroyed prior to the closing of the Escrow (whether or not such damage or destruction precedes or follows such exercise), then, within fifteen (15) days of written notice of such damage or destruction from Optionor to Optionee, Optionee shall elect either: (i) to proceed with the closing of the Escrow and accept the Site and Shell Improvements or the Tenant Improvements, with the Closing Date being extended to permit Optionor and Optionee to perform any obligations which either of them may have under the Lease or the Leasehold Improvements Agreement to repair or replace the portions of the Site and Shell Improvements or the Tenant Improvements which were so damaged or destroyed; or, (ii) to accept the Site and Shell Improvements or the Tenant Improvements in their then condition, "as is, with all faults", together with all insurance proceeds payable in respect of such damage or destruction, to the extent that such proceeds are not claimed by the holder of any mortgage or deed of trust encumbering the Phase I Land (in the event of which claim, the Purchase Price shall be reduced by an amount equal to the amount of such proceeds so claimed by such holder).

                  22.11. Escrow Cancellation Charges. If the Escrow should fail to close by reason of a default by Optionor hereunder, Optionor shall pay all title policy or escrow cancellation charges. If the Escrow should fail to close by reason of a default by Optionee hereunder, Optionee shall pay all title policy or escrow cancellation charges. If the Escrow should fail to close for any reason other than one of the foregoing, Optionee shall pay one-half of any title policy or escrow cancellation charges and Optionor shall pay one-half of any title policy or escrow cancellation charges.

                  22.12. Supersedence. This Option Agreement constitutes the understanding and agreement of the parties hereto pertaining to the Options and all prior agreements, understandings or representations pertaining to those matters are hereby superseded in their entirety.

                  22.13. Amendments. This Option Agreement is not subject to modification or amendment except by a writing executed by Optionee and Optionor.

                  22.14. Severability. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision herein and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but the provision of this Option Agreement affected shall be limited only to the extent necessary to bring it within the requirements of such statute, law, ordinance or regulation.

                  22.15.   Choice  of  Law.  This  Option  Agreement,   and  the
interpretation and enforcement thereof, shall be governed by the laws of the State of California.

                  22.16. Waivers. No failure by Optionee or Optionor to insist upon a strict performance by the others of any covenant, term or condition of this Option Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any other breach or of such covenant, term or condition. No waiver of any breach shall affect or alter this Option Agreement, but each and every covenant, term and condition of this Option Agreement shall continue in full force and effect with respect to any other existing or subsequent breach.

                  22.17. Survival. All covenants, agreements and indemnities made and all obligations to be performed under the provisions of this Option Agreement, to the extent not performed at or before the closing of the Escrow (including, without limitation, Optionor's obligation to execute, acknowledge and deliver to Optionee quitclaim deeds and other documents as described in Sections 8.4 and 23.2), shall survive the closing of the Escrow, and shall not be deemed to merge with the Grant Deed upon delivery or acceptance thereof.

                  22.18. Notices. Any notice or other communication hereunder shall be in writing and shall be given personally, or by prepaid registered mail with return receipt requested or by commercial airfreight delivery service guaranteeing next day delivery. Notices may also effectively be given by transmittal over electronic transmitting devices such as telex or telecopy machine if the party to whom the notice is being sent has such a device in its office, provided that a standard machine-printed confirmation of the electronic transmission is provided and also provided that a complete copy of any notice so transmitted shall also be mailed in the same manner as required for a mailed notice. Notices which are mailed or forwarded by commercial airfreight delivery service shall be addressed as follows:

                  If to Optionee:

                           Fair, Isaac and Company, Inc.
                           120 North Redwood Drive
                           San Rafael, CA  94903-1996
                           Attn:  Peter McCorkell, Esq.

                  If to Optionor:

                           Village Builders, L.P.
                           562 Mission St., Suite 201
                           San Francisco, CA  94105-2906
                           Attn:  Controller

                  If to the Title Company:

                           First American Title Company of Marin
                           650 Fifth Avenue
                           San Rafael, CA  94901

                  Any notice required or permitted to be given under this Option Agreement shall be deemed given and received (i) when personally delivered, (ii) upon transmission when sent by electronic transmitting device (provided that a copy of such notice shall also be deposited with the United States Postal Service, first-class postage prepaid and return receipt requested, within twenty-four (24) hours after such transmission), (iii) the next day following the deposit of such notice with a commercial airfreight delivery service under circumstances where next day delivery is requested or is standard, or (iv) forty-eight (48) hours after deposit with the United States Postal Service, first-class postage prepaid and return receipt requested.

         The address to which notices shall be sent may be changed by giving notice of such change in accordance with the provisions of this Section 22.18.

                  22.19. Attorneys' Fees. If Optionor or Optionee brings any arbitration or action for any relief against the other, declaratory or otherwise, arising out of this Option Agreement, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees, which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not the arbitration or action is prosecuted to judgment.

                  22.20. Further Assurances. Optionor and Optionee shall each execute such other and further agreements as may reasonably be required to effectuate the purposes of this Option Agreement, provided that no such further agreement shall materially alter the rights and the obligations of the parties pursuant to this Option Agreement. Without limiting the foregoing, Optionor shall at all times after the close of Escrow cooperate with Optionee in its dealings with the City, the Agency and all consultants and other third parties with whom Optionor has worked in connection with the Project (excluding, however, Mr. Martin Zemcik and Mr. E. Glenn Isaacson), without, however, Optionor being required to incur any cost in connection with that cooperation.

                  22.21. Separate Counterparts. This Option Agreement may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts, together, shall constitute the one and the same instrument.

                  22.22. Exhibits. All Exhibits which are referred to in this Option Agreement and are attached hereto, are incorporated herein by reference and made a part hereof.

                  22.23. Captions, Number and Gender. The captions appearing at the commencement of the Sections and subsections hereof are descriptive only and for convenience in reference. Should there be any conflict between such caption and the Section or subsection at the head of which it appears, the Section and not such caption shall control and govern the construction of this Option Agreement. Unless the context otherwise requires, singular nouns and pronouns used in this Option Agreement are to be construed as including the plural thereof. For convenience and brevity, masculine pronouns are used herein in their generic sense as a reference to all persons, without regard to sex.

                  22.24. Memorandum of Option. Concurrently with Optionor's acquisition of fee title to the PG&E Property or any portion thereof, Optionor and Optionee shall execute, acknowledge and record a Memorandum of Option in the form of attached Exhibit G.

         23.      CONTINGENT PURCHASE PRICE.

                  23.1. Payment of Contingent Purchase Price. If Optionee exercises the First Option and acquires the PG&E Option Property pursuant thereto and, at any time prior to the third (3rd) anniversary of the Closing Date, Optionee offers to sell, transfer or convey any interest in the PG&E Option Property or any part thereof to a purchaser or transferee which is not either (a) a Synthetic Lease Lessor, or (b) directly or indirectly wholly-owned by Optionee, then Optionee shall deliver to Optionor written notice of Optionee's intention or offer to sell, transfer or convey any interest in the PG&E Option Property or any part thereof. Concurrently with the consummation of such sale, transfer or conveyance, Optionee shall pay to Optionor the Contingent Purchase Price in cash or immediately available funds.

                  23.2. Recordation of Memorandum of Agreement; Quitclaim Deed. On the Closing Date of Optionee's acquisition of the PG&E Option Property pursuant to an exercise of the First Option by Optionee, Optionor and Optionee shall each execute, acknowledge and record a memorandum of agreement in the form attached hereto as Exhibit H. Upon the earlier to occur of the date on which Optionee pays to Optionor the Contingent Purchase Price, or the date which is five (5) days after the receipt by Optionor of a written representation by Optionee that Optionee has not, at any time prior to the third (3rd) anniversary of such Closing Date, offered to sell, transfer or convey any interest in the PG&E Option Property or any part thereof in breach of Section 23.1, then Optionor shall execute, acknowledge and deliver to Optionee (or to such other person or entity as Optionee may request) a quitclaim deed (and/or such other documents as may be reasonably required) expressly terminating the memorandum of agreement described above only with respect to the obligation to pay the Contingent Purchase Price and quitclaiming to Optionee (or to such other person or entity as Optionee may request) all of Optionor's right, title and interest in and to the Contingent Purchase Price. Optionor's delivery of such quitclaim deed (and/or such other documents) shall be conditioned only on receipt of: (a) the Contingent Purchase Price, if Optionee has offered to sell, transfer or convey any interest in the PG&E Option Property in breach of Section 23.1; or
(b) Optionee's written representation as described above in this Section 23.2.

         IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the date first written above.

                                    OPTIONOR:

                                    Village Builders, L.P.,
                                    a California limited partnership

                                    By   VPI, Inc., a California corporation,
                                         its General Partner



                                         By
                                            ------------------------------------

                                           Its
                                              ----------------------------------

                                    OPTIONEE:

                                    Fair, Isaac and Company, Inc.,
                                    a Delaware corporation


                                    By
                                         ---------------------------------------

                                       Its
                                            ----------------------------------



                                TABLE OF CONTENTS

                                                                                                               Page


RECITALS .........................................................................................................1


1.       DEFINITIONS..............................................................................................2
         1.1.       "Access Agreement"............................................................................2
         1.2.       "Base Building Improvements"..................................................................2
         1.3.       "Break-Up Fee Maximum Amount".................................................................2
         1.4.       "Buildings"...................................................................................2
         1.5.       "City"........................................................................................2
         1.6.       "Closing Date"................................................................................2
         1.7.       "Construction Financing"......................................................................2
         1.8.       "Contingent Purchase Price"...................................................................2
         1.9.       "Declaration".................................................................................3
         1.10.      "Development Agreement".......................................................................3
         1.11.      "Development Management Fee"..................................................................3
         1.12.      "Escrow"......................................................................................3
         1.13.      "First Option"................................................................................3
         1.14.      "First Option Permitted Exceptions"...........................................................3
         1.15.      "First Option Purchase Price".................................................................3
         1.16.      "First Option Term Expiration Date"...........................................................3
         1.17.      "Hazardous Materials".........................................................................3
         1.18.      "Laws"........................................................................................3
         1.19.      "Lease".......................................................................................4
         1.20.      "Leasehold Improvements Agreement"............................................................4
         1.21.      "Option"......................................................................................4
         1.22.      "Optionee"....................................................................................4
         1.23.      "Optionor"....................................................................................4
         1.24.      "Parking Easement Agreement"..................................................................4
         1.25.      "Permitted Exceptions"........................................................................4
         1.27.      "PG&E Property"...............................................................................4
         1.28.      "Phase I Land"................................................................................5
         1.29.      "Phase I Option Property".....................................................................5
         1.30.      "Phase I Project Cost"........................................................................5
         1.31.      "Phase II"....................................................................................5
         1.32.      "Phase II Current Costs"......................................................................5
         1.33.      "Phase II Land"...............................................................................5
         1.34.      "Phase II Purchase Agreement".................................................................6
         1.35.      "Project".....................................................................................6
         1.36.      "Purchase Price"..............................................................................6
         1.37.      "Second Option"...............................................................................6
         1.38.      "Second Option Permitted Exceptions"..........................................................6
         1.39.      "Second Option Purchase Price"................................................................6
         1.40.      "Second Option Term Expiration Date"..........................................................6
         1.41.      "Site and Shell Improvements".................................................................6
         1.42.      "Substantial Completion"......................................................................6
         1.43.      "Synthetic Lease Lessor"......................................................................6
         1.44.      "Synthetic Lease Transaction".................................................................7
         1.45.      "Take-Out Financing"..........................................................................7
         1.46.      "Taking"......................................................................................7
         1.47.      "Tenant Improvements".........................................................................7
         1.48.      "Third Option"................................................................................7
         1.49.      "Third Option Permitted Exceptions"...........................................................7
         1.50.      "Third Option Purchase Price".................................................................7
         1.51.      "Third Option Term Expiration Date"...........................................................7
         1.52.      "Title Company"...............................................................................7

2.       FIRST OPTION.............................................................................................8

                                     -xlii-


         2.1.       Grant of First Option.........................................................................8
         2.2.       Term of First Option..........................................................................8
         2.3.       Method of Exercise of First Option............................................................8
         2.4.       Effect of Exercise of First Option............................................................8
         2.5.       Amount of First Option Purchase Price.........................................................9
         2.6.       Agreement of the Parties as to First Option Purchase Price....................................9
         2.7.       Payment of First Option Purchase Price...................................................... 10
         2.8.       Closing of the Escrow Following Exercise of First Option.................................... 10
         2.9.       Delays in Closing of the Escrow............................................................. 11
         2.10.      Condition of First Option Title............................................................. 11
         2.11.      LIQUIDATED DAMAGES FOR BREACH BY OPTIONEE FOLLOWING EXERCISE OF FIRST OPTION................ 12
         2.12.      Additional Costs............................................................................ 13
         2.13.      Assignment of Asset Sale Agreement.......................................................... 14
         2.14.      Right to Redesignate Designated Treasury Rate............................................... 14

3.       SECOND OPTION.......................................................................................... 14
         3.1.       Grant of Second Option...................................................................... 14
         3.2.       Term of Second Option....................................................................... 14
         3.3.       Method of Exercise of Second Option......................................................... 15
         3.4.       Effect of Exercise of Second Option......................................................... 15
         3.5.       Amount of Second Option Purchase Price...................................................... 15
         3.6.       Agreement of the Parties as to Second Option Purchase Price................................. 16
         3.7.       Payment of Second Option Purchase Price..................................................... 16
         3.8.       Construction of Improvements................................................................ 16
         3.9.       Execution of Buy-Sell Agreement Following Exercise of Second Option......................... 17
         3.10.      Closing of the Escrow Following Exercise of Second Option................................... 17
         3.11.      Condition of Second Option Title............................................................ 17
         3.12.      LIQUIDATED DAMAGES FOR BREACH BY OPTIONEE FOLLOWING EXERCISE OF SECOND OPTION............... 18
         3.13.      Right to Redesignate Designated Treasury Date............................................... 19

4.       THIRD OPTION........................................................................................... 20
         4.1.       Grant of Third Option....................................................................... 20
         4.2.       Term of Third Option........................................................................ 20
         4.3.       Method of Exercise of Third Option.......................................................... 20
         4.4.       Effect of Exercise of Third Option.......................................................... 20
         4.5.       Amount of Third Option Purchase Price....................................................... 21
         4.6.       Agreement of the Parties as to Third Option Purchase Price.................................. 21
         4.7.       Payment of Third Option Purchase Price...................................................... 21
         4.8.       Construction of Improvements................................................................ 22
         4.9.       Closing of the Escrow Following Exercise of Third Option.................................... 22
         4.10.      Condition of Third Option Title............................................................. 22
         4.11.      LIQUIDATED DAMAGES FOR BREACH BY OPTIONEE FOLLOWING EXERCISE OF THIRD OPTION................ 23
         4.12.      Right to Redesignate Designated Treasury Date............................................... 24
         4.13.      Termination of Third Option................................................................. 24

5.       EXPIRATION OF OPTION................................................................................... 25

6.       ARBITRATION OF DISPUTES; DETERMINATION OF PURCHASE PRICE............................................... 25

7.       ADJUSTMENT TO REFLECT FINAL PHASE I PROJECT COST....................................................... 26
         7.1.       Determination of Revised Final Phase I Project Cost......................................... 26

                                    -xliii-


         7.2.       Possible Review of Revised Final Aggregate Development Cost or Phase I Project Cost......... 27
         7.3.       Payment to Adjust Aggregate Development Cost or Phase I Project Cost........................ 27

8.       TITLE AND DEED......................................................................................... 28
         8.1.       Condition of Title to Phase I Land.......................................................... 28
         8.2.       Grant Deed.................................................................................. 28
         8.3.       Title Insurance............................................................................. 28
         8.4.       Use Restriction............................................................................. 28

9.       CLOSING OF THE ESCROW.................................................................................. 29
         9.1.       Retention of Title Company.................................................................. 29
         9.2.       Closing Date................................................................................ 29
         9.3.       Termination of the Lease and Leasehold Improvements Agreement............................... 29
         9.4.       Escrow Instructions......................................................................... 29
         9.5.       Conditions to Closing for Benefit of Optionor............................................... 29
         9.6.       Conditions to Closing for Benefit of Optionee............................................... 30
         9.7.       Compliance with Subdivision Map Act......................................................... 31

10.      CLOSING PROCEDURES..................................................................................... 32
         10.1.      Order of Performance........................................................................ 32
         10.2.      Notice of Deficiencies...................................................................... 32

11.      EXPENSES OF CONVEYANCE................................................................................. 33
         11.1.      Title Insurance............................................................................. 33
         11.2.      Deed Preparation............................................................................ 33
         11.3.      Prepayment Charges and Costs................................................................ 33
         11.4.      Recording Costs............................................................................. 33
         11.5.      Escrow Fees................................................................................. 33
         11.6.      Transfer Taxes.............................................................................. 33

12.      PRORATIONS............................................................................................. 33
         12.1.      Real Estate Taxes and Personal Property Taxes............................................... 33
         12.2.      Rentals..................................................................................... 34
         12.3.      Utilities................................................................................... 34
         12.4.      Other Management Expenses................................................................... 34

13.      POSSESSION............................................................................................. 34

14.      CONDITION OF PROPERTY.................................................................................. 34
         14.1.      Representations by Optionor................................................................. 34
         14.2.      Property Sold "AS IS"....................................................................... 34

15.      SPECIFIC PERFORMANCE................................................................................... 35

16.      PERFORMANCE UNDER OTHER AGREEMENTS..................................................................... 35

17.      WARRANTIES AND REPRESENTATIONS OF OPTIONOR............................................................. 35
         17.1.      Capacity.................................................................................... 35
         17.2.      Organization and Qualification.............................................................. 36

18.      WARRANTIES AND REPRESENTATIONS OF OPTIONEE............................................................. 36
         18.1.      Capacity.................................................................................... 36
         18.2.      Organization and Qualification.............................................................. 36


                                     -xliv-


19.      DEVELOPMENT AGREEMENT.................................................................................. 36

20.      ASSUMPTION AND INDEMNITY WITH RESPECT TO OBLIGATIONS OF OPTIONOR....................................... 39
         20.1.      Assignment and Assumption of Obligations.................................................... 39
         20.2.      Indemnity by Optionee....................................................................... 39
         20.3.      Indemnity by Optionor....................................................................... 40

21.      CERTAIN RIGHTS AND OBLIGATIONS OF LENDERS.............................................................. 40
         21.1.      Subordination to Rights of Lenders.......................................................... 40
         21.2.      Termination of Option upon Foreclosure...................................................... 41

22.      ADDITIONAL TERMS AND CONDITIONS........................................................................ 42
         22.1.      Waiver and Termination of Subsequent Options................................................ 42
         22.2.      Payable as Phase II Current Costs........................................................... 42
         22.3.      Brokerage Commissions of Optionor........................................................... 42
         22.4.      Brokerage Commissions of Optionee........................................................... 42
         22.5.      Options Personal to Optionee................................................................ 43
         22.6.      Foreign Investor Tax Reporting Requirements................................................. 43
         22.7.      Relationship................................................................................ 43
         22.8.      Time........................................................................................ 43
         22.9.      Condemnation................................................................................ 44
         22.10.     Risk of Loss................................................................................ 44
         22.11.     Escrow Cancellation Charges................................................................. 44
         22.12.     Supersedence................................................................................ 45
         22.13.     Amendments.................................................................................. 45
         22.14.     Severability................................................................................ 45
         22.15.     Choice of Law............................................................................... 45
         22.16.     Waivers..................................................................................... 45
         22.17.     Survival.................................................................................... 45
         22.18.     Notices..................................................................................... 45
         22.19.     Attorneys' Fees............................................................................. 46
         22.20.     Further Assurances.......................................................................... 46
         22.21.     Separate Counterparts....................................................................... 47
         22.22.     Exhibits.................................................................................... 47
         22.23.     Captions, Number and Gender................................................................. 47
         22.24.     Memorandum of Option........................................................................ 47

23.      CONTINGENT PURCHASE PRICE.............................................................................. 47
         23.1.      Payment of Contingent Purchase Price........................................................ 47
         23.2.      Recordation of Memorandum of Agreement; Quitclaim Deed...................................... 47


                                                     * * * * * *

                           TABLE OF EXHIBIT REFERENCES


                                     -xlv-